UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07672

Name of Fund: BlackRock New York Investment Quality Municipal Trust, Inc. (RNY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock New York Investment Quality Municipal Trust, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2009

Date of reporting period: 07/31/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Annual Report

JULY 31, 2009

BlackRock California Investment Quality Municipal Trust Inc. (RAA)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Investment Quality Municipal Income Trust (RFA)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

BlackRock New York Municipal Income Trust (BNY)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	JULY 31, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of extreme investor pessimism and decided weakness, and another of cautious optimism and nascent signs of recovery. The first half of the period was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the US Treasury Department and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March 2009 before going on a three-month rally that largely negated year-to-date losses. Late in the period, investor enthusiasm waned and a correction ensued for several weeks, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Equities rallied once again as the period drew to a close, resulting in positive year-to-date returns for all major indexes. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while the flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. This has been particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support to municipal bonds.

Total Returns as of July 31, 2009	6-month	12-month

US equities (S&P 500 Index)	21.18%	(19.96)%

Small cap US equities (Russell 2000 Index)	26.61	(20.72)

International equities (MSCI Europe, Australasia, Far East Index)	30.63	(22.60)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(3.91)	7.58

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.47	7.85

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.38	5.11

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.11	5.30

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of July 31, 2009	BlackRock California Investment Quality Municipal Trust Inc.

Investment Objective

BlackRock California Investment Quality Municipal Trust Inc. (RAA) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal and California income tax consistent with preservation of capital. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned (0.93)% based on market price and 1.28% based on net asset value (“NAV”). For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (3.92)% based on market price and (5.13)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Duration positioning was neutral for most of the period. The majority of the Trust’s outperformance was derived from a tightening in credit spreads. Cash and short-term investment reserves ranged from 1% to 13% of assets under management during the period. Overall, the cash position was beneficial to performance as it lowered portfolio duration and enhanced the Trust’s yield as a portion of the cash reserves was invested in higher-yielding variable-rate demand notes. Along with attractive borrowing costs, the portfolio’s accrual permitted an increase in dividends in June. Our strategy is to pursue a balanced approach to returns, continue to bolster current yield and commit cash reserves when research uncovers appropriate opportunities. Credit fundamentals warrant monitoring in the current weak economic environment, especially in California, considering budgetary challenges. Management is alert to improve quality as opportunities arise.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RAA
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2009 ($11.20)[1]	5.52%
Tax Equivalent Yield[2]	8.49%
Current Monthly Distribution per Common Share[3]	$0.0515
Current Annualized Distribution per Common Share[3]	$0.6180
Leverage as of July 31, 2009[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$11.20	$11.96	(6.35)%	$12.52	$6.92
Net Asset Value	$12.35	$12.90	(4.26)%	$13.35	$9.88

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	34%	22%
Utilities	19	14
Education	12	3
Health	10	11
State	10	19
Transportation	10	2
Corporate	5	9
Housing	—	8
Tobacco	—	12

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	12%	39%
AA/Aa	47	24
A/A	33	17
BBB/Baa	6	11
B	2	4
Not Rated	—	5

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

4	ANNUAL REPORT	JULY 31, 2009

Trust Summary as of July 31, 2009	BlackRock California Municipal Income Trust

Investment Objective

BlackRock California Municipal Income Trust (BFZ) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and California income taxes. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned (4.81)% based on market price and (2.36)% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (3.92)% based on market price and (5.13)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The Trust’s duration positioning was slightly above neutral for most of the period. The Trust’s outperformance based on NAV was derived from a tightening in credit spreads, although zero-coupon positions did contribute negatively as spreads for these structures widened. Along with attractive borrowing costs, the portfolio accrual permitted an increase in dividends in June. Our strategy is to pursue a balanced approach to returns, continue to bolster current yield and commit cash reserves when research uncovers appropriate opportunities. Credit fundamentals warrant monitoring in the current weak economic environment, especially in California, considering budgetary challenges. Management is alert to improve quality as opportunities arise.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE” )	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2009 ($12.40)[1]	7.33%
Tax Equivalent Yield[2]	11.28%
Current Monthly Distribution per Common Share[3]	$0.0757
Current Annualized Distribution per Common Share[3]	$0.9084
Leverage as of July 31, 2009[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$12.40	$13.99	(11.37)%	$14.54	$7.36
Net Asset Value	$12.71	$13.98	(9.08)%	$14.30	$10.32

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	37%	27%
Education	18	10
Health	11	17
Utilities	10	4
Transportation	10	7
State	6	8
Housing	6	16
Corporate	2	4
Tobacco	—	7

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	21%	33%
AA/Aa	28	22
A/A	40	24
BBB/Baa	8	11
B	1	1
Not Rated[6]	2	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and 2008, the market value of these securities was $1,974,163, representing 1% and $2,242,216, representing 1%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2009	5

Trust Summary as of July 31, 2009	BlackRock Florida Municipal 2020 Term Trust

Investment Objective

BlackRock Florida Municipal 2020 Term Trust (BFO) (the “Trust”) seeks to provide current income that is exempt from regular federal income tax and Florida intangible personal property taxes and to return $15.00 per share (the initial public offering price) on or about December 31, 2020. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned 3.95%, based on market price and (0.48)%, based on NAV. For the same period, the closed-end Lipper Florida Municipal Debt Funds category posted an average return of 7.14% based on market price and 1.51% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Although the Trust benefited from a declining interest rate environment during the period, Florida was a weak performer among the states, with only Michigan and Ohio posting lower returns, which hampered performance. Sector allocation was also an important component to performance. In particular, the Trust’s exposure to high yield bonds and the health sector, which significantly underperformed, detracted from results. Low short-term rates, however, resulted in increased income to the Trust from leverage, which allowed for a dividend increase beginning with the July 1, 2009 distribution.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2009 ($12.31)[1]	5.46%
Tax Equivalent Yield[2]	8.40%
Current Monthly Distribution per Common Share[3]	$0.056
Current Annualized Distribution per Common Share[3]	$0.672
Leverage as of July 31, 2009[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$12.31	$12.50	(1.52)%	$12.97	$8.15
Net Asset Value	$13.35	$14.16	(5.72)%	$14.45	$11.27

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	48%	46%
Utilities	18	20
Health	11	13
State	9	7
Corporate	6	6
Housing	5	5
Transportation	2	2
Education	1	1

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	31%	29%
AA/Aa	10	34
A/A	30	7
BBB/Baa	6	9
BB/Ba	2	2
Not Rated[6]	21	19

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and 2008, the market value of these securities was $13,543,166, representing 11% and $11,848,675, representing 9%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	JULY 31, 2009

Trust Summary as of July 31, 2009	BlackRock Investment Quality Municipal Income Trust

Investment Objective

BlackRock Investment Quality Municipal Income Trust (RFA) (the “Trust”) seeks to provide current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with preservation of capital. Effective September 16, 2008, BlackRock Florida Investment Quality Municipal Trust was renamed BlackRock Investment Quality Municipal Income Trust. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned (1.93)% based on market price and (3.68)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 2.20% based on market price and (2.40)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Sector allocation played an important role in determining the Trust’s performance during the period. Spread products, such as health care, tax increment and corporate-backed bonds, underperformed significantly, as the economic downturn continued to add more stress on the fundamental credit qualities of these sectors. The Trust’s holdings in these segments, therefore, detracted from performance. Certain municipal bonds that are issued for a private purpose such as certain housing bonds may be subject to the alternative minimum tax (“AMT”). These bonds typically have higher yields than non-AMT bonds to compensate for the potential tax treatment of these issues. Exposure to AMT bonds also detracted from results, as these issues underperformed amid significant spread widening during the 12 months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RFA
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2009 ($10.08)[1]	6.79%
Tax Equivalent Yield[2]	10.45%
Current Monthly Distribution per Common Share[3]	$0.057
Current Annualized Distribution per Common Share[3]	$0.684
Leverage as of July 31, 2009[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$10.08	$10.93	(7.78)%	$10.93	$6.54
Net Asset Value	$11.15	$12.31	(9.42)%	$12.54	$8.98

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	27%	37%
Utilities	21	16
Transportation	13	9
Health	12	14
State	10	9
Education	9	3
Housing	8	8
Corporate	—	4

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	14%	40%
AA/Aa	44	29
A/A	32	4
BBB/Baa	—	9
BB/Ba	1	2
Not Rated[6]	9	16

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and 2008, the market value of these securities was $461,249, representing 2% and $722,157, representing 3%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2009	7

Trust Summary as of July 31, 2009	BlackRock Municipal Income Investment Trust

Investment Objective

BlackRock Municipal Income Investment Trust (BBF) (the “Trust”) seeks to provide current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and Florida intangible personal property tax. Effective September 18, 2008, BlackRock Florida Municipal Income Trust was renamed BlackRock Municipal Income Investment Trust. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned (1.46)% based on market price and (2.57)% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 2.20% based on market price and (2.40)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Sector allocation played an important role in determining how the Trust performed during the reporting period. The Trust was significantly overweight in pre-refunded securities in the one- to five-year maturity range. This enhanced performance as the yield curve steepened. Conversely, spread products, such as health care, land increment and corporate-backed bonds, significantly underperformed, as the economic downturn continued to add more stress on the fundamental credit quality for these sectors. The Trust’s holdings in these segments, therefore, detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2009 ($12.49)[1]	7.24%
Tax Equivalent Yield[2]	11.14%
Current Monthly Distribution per Common Share[3]	$0.075375
Current Annualized Distribution per Common Share[3]	$0.904500
Leverage as of July 31, 2009[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$12.49	$13.68	(8.70)%	$14.06	$6.18
Net Asset Value	$12.71	$14.08	(9.73)%	$14.35	$10.65

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	27%	39%
Utilities	22	10
Health	21	30
Education	16	13
State	7	5
Transportation	6	1
Housing	1	—
Corporate	—	2

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	9%	25%
AA/Aa	47	30
A/A	28	11
BBB/Baa	5	9
BB/Ba	1	2
Not Rated[6]	10	23

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and 2008, the market value of these securities was $10,029,093, representing 7% and $13,484,932, representing 9%, respectively, of the Trust’s long-term investments.

8	ANNUAL REPORT	JULY 31, 2009

Trust Summary as of July 31, 2009	BlackRock New Jersey Investment Quality Municipal Trust Inc.

Investment Objective

BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned 4.01% based on market price and (1.09)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 4.58% based on market price and 1.31% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. Sector allocation played an important role in the Trust’s performance during the period. Spread products, such as health care and corporate-backed bonds, underperformed significantly, as the economic downturn continued to add more stress on the fundamental credit qualities of these sectors. The Trust’s holdings in these segments, therefore, detracted from performance. Certain municipal bonds that are issued for a private purpose such as certain housing bonds may be subject to the AMT. These bonds typically have higher yields than non-AMT bonds to compensate for the potential tax treatment of these issues. Exposure to AMT bonds also detracted from results, as spreads widened out significantly during the 12 months. During the 12 months, Trust management maintained high cash allocations in an effort to reduce volatility and ensure that ample cash was available to take advantage of potential opportunities in the new-issue market. The Trust’s cash balance lowered portfolio duration, which was beneficial; however, it also held the yield down slightly as the money was invested in lower-yielding short-term investments, a negative factor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RNJ
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2009 ($11.68)[1]	6.31%
Tax Equivalent Yield[2]	9.71%
Current Monthly Distribution per Common Share[3]	$0.0614
Current Annualized Distribution per Common Share[3]	$0.7368
Leverage as of July 31, 2009[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$11.68	$11.96	(2.34)%	$12.56	$6.95
Net Asset Value	$11.33	$12.20	(7.13)%	$12.47	$9.13

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

State	22%	15%
Transportation	20	16
Health	18	22
Education	10	15
Housing	9	8
Utilities	7	10
Corporate	7	6
County/City/Special District/School District	6	4
Tobacco	1	4

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	24%	24%
AA/Aa	17	29
A/A	20	16
BBB/Baa	27	14
B/B	4	4
Not Rated	8	13

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	JULY 31, 2009	9

Trust Summary as of July 31, 2009	BlackRock New Jersey Municipal Income Trust

Investment Objective

BlackRock New Jersey Municipal Income Trust (BNJ) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New Jersey gross income tax. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned 0.04% based on market price and (2.62)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 4.58% based on market price and 1.31% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Sector allocation played an important role in the Trust’s performance during the period. Spread products, such as health care and corporate-backed bonds, underperformed significantly, as the economic downturn continued to add more stress on the fundamental credit qualities of these sectors. The Trust’s holdings in these segments, therefore, detracted from performance. Certain municipal bonds that are issued for a private purpose such as certain housing bonds may be subject to the AMT. These bonds typically have higher yields than non-AMT bonds to compensate for the potential tax treatment of these issues. Exposure to AMT bonds also detracted from results, as spreads widened out significantly during the 12 months. During the 12 months, Trust management maintained high cash allocations in an effort to reduce volatility and ensure that ample cash was available to take advantage of potential opportunities in the new-issue market. The Trust’s cash balance lowered portfolio duration, which was beneficial; however, it also held the yield down slightly as the money was invested in lower-yielding short-term investments, a negative factor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2009 ($14.00)[1]	6.65%
Tax Equivalent Yield[2]	10.23%
Current Monthly Distribution per Common Share[3]	$0.0776
Current Annualized Distribution per Common Share[3]	$0.9312
Leverage as of July 31, 2009[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$14.00	$15.09	(7.22)%	$15.18	$9.71
Net Asset Value	$12.78	$14.15	(9.68)%	$14.51	$10.41

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

Health	23%	29%
State	22	18
Housing	20	17
Transportation	12	8
County/City/Special District/School District	9	9
Education	9	8
Corporate	4	5
Tobacco	1	6

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	26%	32%
AA/Aa	20	12
A/A	27	26
BBB/Baa	17	18
B/B	3	3
Not Rated	7	9

[5]	Using the higher of S&P’s or Moody’s ratings.

10	ANNUAL REPORT	JULY 31, 2009

Trust Summary as of July 31, 2009	BlackRock New York Investment Quality Municipal Trust Inc.

Investment Objective

BlackRock New York Investment Quality Municipal Trust Inc. (RNY) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes and New York State and New York City income tax consistent with preservation of capital. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned 4.81% based on market price and 2.71% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 1.84% based on market price and (2.86)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Performance was positively affected by a slightly-above-average distribution rate, as well as the Trust’s positioning in longer-dated maturities. The one-year period comprised two separate — and major — fixed income market moves. The end of 2008 witnessed severe dislocations whereby, as a result of illiquidity and credit concerns, municipal bonds were treated as risk assets and traded at historically-wide spreads versus Treasuries. The second half of the period saw a return of liquidity and more normal demand metrics, accompanied by significant spread compression and yield curve flattening. The Trust outperformed during the latter time due to its overweight in longer-dated bonds, its barbell credit structure, its slightly longer duration and its participation in new-issue deals, which were coming at significant discounts to secondary market levels. We also used the new-issue market to increase the Trust’s exposure to bonds that have retail appeal, as these bonds should benefit from an environment with favorable municipal supply and demand factors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RNY
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2009 ($12.61)[1]	6.49%
Tax Equivalent Yield[2]	9.98%
Current Monthly Distribution per Common Share[3]	$0.0682
Current Annualized Distribution per Common Share[3]	$0.8184
Leverage as of July 31, 2009[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$12.61	$12.83	(1.71)%	$13.09	$7.48
Net Asset Value	$12.81	$13.30	(3.68)%	$13.64	$10.21

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	26%	26%
Education	19	16
Utilities	13	12
Health	11	12
State	10	10
Corporate	9	9
Housing	7	8
Transportation	3	5
Tobacco	2	2

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	29%	36%
AA/Aa	24	37
A/A	28	9
BBB/Baa	9	8
BB/Ba	2	1
B/B	7	7
Not Rated	1	2

[5]	Using the higher of S&P’s or Moody’s ratings

ANNUAL REPORT	JULY 31, 2009	11

Trust Summary as of July 31, 2009	BlackRock New York Municipal Income Trust

Investment Objective

BlackRock New York Municipal Income Trust (BNY) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New York State and New York City personal income taxes. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Trust returned (1.44)% based on market price and (1.28)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 1.84% based on market price and (2.86)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Performance was positively affected by a slightly-above-average distribution rate, as well as the Trust’s positioning in longer-dated maturities. The one-year period comprised two separate — and major — fixed income market moves. The end of 2008 witnessed severe dislocations whereby, as a result of illiquidity and credit concerns, municipal bonds were treated as risk assets and traded at historically-wide spreads versus Treasuries. The second half of the period saw a return of liquidity and more normal demand metrics, accompanied by significant spread compression and yield curve flattening. The Trust outperformed during the latter time due to its overweight in longer-dated bonds, its barbell credit structure, its slightly longer duration and its participation in new-issue deals, which were coming at significant discounts to secondary market levels. We also used the new-issue market to increase the Trust’s exposure to bonds that have retail appeal, as these bonds should benefit from an environment with favorable municipal supply and demand factors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2009 ($13.95)[1]	6.88%
Tax Equivalent Yield[2]	10.58%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Leverage as of July 31, 2009[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$13.95	$15.26	(8.58)%	$15.41	$7.75
Net Asset Value	$12.71	$13.88	(8.43)%	$14.21	$9.95

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	15%	14%
Housing	14	15
Transportation	14	16
Education	13	11
State	12	11
Utilities	11	11
Corporate	11	11
Tobacco	6	8
Health	4	3

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	27%	30%
AA/Aa	22	31
A/A	27	17
BBB/Baa	17	15
BB/Ba	1	1
B/B	5	5
Not Rated	1	1

[5]	Using the higher of S&P’s or Moody’s ratings.

12	ANNUAL REPORT	JULY 31, 2009

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays dividends on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trust’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also, from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Trusts’ NAV per share.

The use of leverage may enhance opportunities for increased returns to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit the Trusts’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Trust. The Trusts will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, each Trust is permitted to issue Preferred Shares in an amount of up to 50% of its total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2009, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BlackRock California Investment Quality Municipal Trust Inc.	37%
BlackRock California Municipal Income Trust	40%
BlackRock Florida Municipal 2020 Term Trust	39%
BlackRock Investment Quality Municipal Income Trust	39%
BlackRock Municipal Income Investment Trust	40%
BlackRock New Jersey Investment Quality Municipal Trust Inc.	38%
BlackRock New Jersey Municipal Income Trust	38%
BlackRock New York Investment Quality Municipal Trust Inc.	37%
BlackRock New York Municipal Income Trust	40%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Trusts’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment or may cause a Trust to hold a security that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	13

Schedule of Investments July 31, 2009	BlackRock California Investment Quality Municipal Trust Inc. (RAA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 126.8%

Corporate — 6.8%
California Pollution Control Financing Authority, RB, Waste Management Inc. Project, Series A-2, AMT, 5.40%, 4/01/25	$500	$458,815
Los Angeles Regional Airports Improvement Corp., California, Refunding RB, Facilities Sublease, Los Angeles International Airport, Series B, AMT, 7.50%, 12/01/24	500	387,095

		845,910

County/City/Special District/School District — 37.9%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	500	514,725
County of Kern California, COP, Capital Improvement Projects, Series A (AGC), 6.00%, 8/01/35	500	519,430
Los Alamitos Unified School District, California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	500	507,015
Los Angeles Community College District, California, GO, 2003 Election, Series F-1, 5.00%, 8/01/33	335	318,823
Los Angeles Unified School District, California, GO, Series D, 5.30%, 1/01/34	500	497,940
San Diego Regional Building Authority, California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	500	500,185
San Jose Unified School District, Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	250	243,010
Santa Ana Unified School District, GO (MBIA), 5.38%, 8/01/27	500	502,540
Santa Cruz County Redevelopment Agency, California, TAN, Live Oak, Soquel Community Improvement, Series A, 7.00%, 9/01/36	100	101,726
Vacaville Unified School District, California, GO, Election of 2001 (MBIA), 5.00%, 8/01/30	500	486,690
Westminster Redevelopment Agency, California, TAN, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	500	519,300

		4,711,384

Education — 10.2%
California Educational Facilities Authority, RB, Stanford University, Series Q, 5.25%, 12/01/32	500	511,440
California Infrastructure & Economic Development Bank, Refunding RB, Salvation Army Western (AMBAC), 5.00%, 9/01/27	500	505,025
Snowline Joint Unified School District, COP, Refinancing Program (AGC), 5.75%, 9/01/38	250	254,195

		1,270,660

Municipal Bonds	Par (000)	Value

California (continued)

Health — 15.3%
ABAG Finance Authority for Nonprofit Corps, RB, Sharp Healthcare, 6.25%, 8/01/39	$250	$249,327
California Health Facilities Financing Authority, California, RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	250	241,898
Providence Health & Services, Series C, 6.50%, 10/01/38	250	268,720
California Statewide Communities Development Authority, RB:
Catholic Healthcare West, Series E, 5.50%, 7/01/31	250	228,605
Kaiser Permanente, Series A, 5.00%, 4/01/31	500	452,120
Kaiser, Series C, Remarketed, 5.25%, 8/01/31	500	467,240

		1,907,910

State — 15.2%
California State Public Works Board, RB, Department Corrections & Rehabilitation, Series H, 5.00%, 11/01/31	500	435,665
California State Public Works Board, RB, Department Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	340	359,193
California State University, RB, Systemwide, Series C (MBIA), 5.00%, 11/01/38	625	565,481
State of California, GO, Various Purpose, 6.50%, 4/01/33	490	529,749

		1,890,088

Transportation — 15.0%
County of Orange California, RB, Series B, 5.75%, 7/01/34	500	508,135
County of Sacramento California, RB, Senior, Series B, 5.75%, 7/01/39	250	242,528
Los Angeles Department of Airports, Refunding RB, Ontario International Airport, Series A (MBIA), AMT, 5.00%, 5/15/26	510	474,830
Port of Oakland, RB, Series K (MBIA), AMT, 5.75%, 11/01/29	495	462,429
San Francisco City & County Airports Commission, Refunding RB, 2nd Series A-3, AMT, 6.75%, 5/01/19	175	183,418

		1,871,340

Utilities — 26.4%
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	400	407,000
Chino Basin Regional Financing Authority, California, RB, Inland Empire Utility Agency, Series A (AMBAC), 5.00%, 11/01/33	500	482,260

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Trust’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bond
BAN	Bond Anticipation Note
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance Inc.
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
MBIA	Municipal Bond Investors Assurance
(National Public Finance Guaranty Corp.)
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
TAN	Tax Anticipation Notes
VHA	Veterans Hospital Administration
XLCA	XL Capital Assured

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock California Investment Quality Municipal Trust Inc. (RAA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

Utilities (concluded)
Contra Costa Water District, Refunding RB, Series O (AMBAC), 5.00%, 10/01/24	$600	$620,898
Eastern Municipal Water District, California, COP, Series H, 5.00%, 7/01/35	285	271,089
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (FSA), 5.00%, 7/01/35	500	487,915
San Diego Public Facilities Financing Authority, RB, Senior, Series A, 5.25%, 5/15/39	250	243,695
San Diego Public Facilities Financing Authority, Refunding RB, Series A, 5.25%, 8/01/38	500	486,930
Southern California Public Power Authority, RB, Transmission (MBIA), 5.50%, 7/01/20	40	40,119
Western Municipal Water District Facilities Authority, RB, Series B, 5.00%, 10/01/39	250	238,390

		3,278,296

Total Municipal Bonds in California		15,775,588

Puerto Rico — 4.4%

Education — 4.4%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Ana G. Mendez University System Project, 5.00%, 3/01/26	700	544,880

Total Municipal Bonds in Puerto Rico		544,880

Total Municipal Bonds — 131.2%		16,320,468

Municipal Bonds Transferred to Tender Option Bond Trusts (a)

California — 16.8%

County/City/Special District/School District — 12.3%
Los Angeles Community College District, California, GO, 2008 Election, Series A, 6.00%, 8/01/33	480	516,296
San Diego Community College District, California, GO, Election of 2002, 5.25%, 8/01/33	509	516,834
Santa Clara County Financing Authority, Refunding RB, Lease Series L, 5.25%, 5/15/36	495	491,848

		1,524,978

Education — 2.6%
University of California, RB, Series O, 5.75%, 5/15/34	300	322,272

Utilities — 1.9%
Eastern Municipal Water District, California, COP, Series H, 5.00%, 7/01/33	250	239,778

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.8%		2,087,028

Total Long-Term Investments (Cost — $18,953,553) — 148.0%		18,407,496

Short-Term Securities	Shares	Value

CMA California Municipal Money Fund, 0.04% (b)(c)	1,637,526	$1,637,526

Total Short-Term Securities (Cost — $1,637,526) — 13.1%		1,637,526

Total Investments (Cost — $20,591,079*) — 161.1%		20,045,022

Liabilities in Excess of Other Assets — (3.6)%		(445,496)

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (9.9)%		(1,233,307)

Preferred Shares, at Redemption Value — (47.6)%		(5,925,376)

Net Assets Applicable to Common Shares — 100.0%		$12,440,843

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$19,381,083

Gross unrealized appreciation	$230,421
Gross unrealized depreciation	(799,365)

Net unrealized depreciation	$(568,944)

(a)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(b)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA California Municipal Money Fund	1,105,390	$6,325

(c)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$1,637,526
Level 2 — Long-Term Investments[1]	18,407,496
Level 3	—

Total	$20,045,022

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	15

Schedule of Investments July 31, 2009	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 109.5%

Corporate — 3.3%
California Pollution Control Financing Authority, RB, Waste Management Inc. Project, Series C, AMT, 6.75%, 12/01/27	$2,475	$2,546,725
City of Chula Vista California, RB, San Diego Gas, Series A, Remarketed, 5.88%, 2/15/34	680	689,316
Los Angeles Regional Airports Improvement Corp., California, RB, Series C, AMT, 7.50%, 12/01/24	4,110	3,181,921

		6,417,962

County/City/Special District/School District — 36.8%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	4,425	4,555,316
Chino Basin Desalter Authority, Refunding RB, Series A (AGC), 5.00%, 6/01/35	5,275	5,010,670
Elk Grove Unified School District, California, Special Tax, CAB, Community Facilities No. 1 (AMBAC) (a):
5.60%, 12/01/29	7,485	2,001,190
5.60%, 12/01/30	7,485	1,855,457
5.60%, 12/01/31	7,485	1,708,975
Huntington Beach Union High School District, California, GO, CAB, Election of 2004 (FGIC), 5.02%, 8/01/33 (a)	5,000	969,750
Lathrop Financing Authority, RB, Water Supply Project:
5.90%, 6/01/27	2,855	2,290,224
6.00%, 6/01/35	5,140	3,871,859
Live Oak Unified School District, GO, CAB, Election of 2004, Series B, (Syncora) (a)(b):
5.59%, 8/01/18	985	294,377
5.60%, 8/01/18	1,030	290,800
5.61%, 8/01/18	1,080	287,993
5.62%, 8/01/18	1,125	283,297
5.63%, 8/01/18	1,175	279,368
5.64%, 8/01/18	1,230	276,061
5.65%, 8/01/18	1,285	272,189
5.66%, 8/01/18	1,340	267,826
5.67%, 8/01/18	1,400	263,984
5.68%, 8/01/18	1,465	260,565
Long Beach Unified School District, California, GO, Election of 2008, Series A, 5.75%, 8/01/33	2,135	2,237,032
Los Angeles Municipal Improvement Corp., RB, Real Property, Series B (AGC), 5.50%, 4/01/30	2,570	2,602,459
Modesto Irrigation District, COP, Series B, 5.50%, 7/01/35	3,300	3,250,533
Pittsburg Redevelopment Agency, TAN, Refunding, Subordinate, Los Medanos Community Project, Series A, 6.50%, 9/01/28	2,500	2,581,100
Rancho Cucamonga Redevelopment Agency, California, TAN, Rancho Redevelopment Project (MBIA), 5.13%, 9/01/30	15,500	13,487,790
San Diego Regional Building Authority, California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	2,900	2,901,073
San Jose Unified School District, Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	2,875	2,794,615
Santa Ana Unified School District, GO, Election of 2008, Series A, 5.13%, 8/01/33	8,000	7,695,600
Santa Cruz County Redevelopment Agency, California, TAN, Live Oak, Soquel Community Improvement, Series A, 7.00%, 9/01/36	1,200	1,220,712
Torrance Unified School District, California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	2,500	2,649,825

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (concluded)
Val Verde Unified School District, California, Special Tax, Refunding, Junior Lien, 6.25%, 10/01/28	$2,245	$1,974,163
Westminster Redevelopment Agency, California, TAN, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	2,350	2,440,710

		70,875,513

Education — 9.4%
California Infrastructure & Economic Development Bank, RB, J David Gladstone Institute Project, 5.25%, 10/01/34	15,250	14,069,955
Oak Grove School District, California, GO, Election of 2008, Series A, 5.50%, 8/01/33	4,000	4,058,400

		18,128,355

Health — 18.2%
ABAG Finance Authority for Nonprofit Corps, RB, Sharp Healthcare, 6.25%, 8/01/39	3,000	2,991,930
California Health Facilities Financing Authority, California, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,000	2,916,750
California Infrastructure & Economic Development Bank, RB, Kaiser Hospital Assistance I, LLC, Series A, 5.55%, 8/01/31	13,500	13,314,510
California Statewide Communities Development Authority, RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	3,000	2,765,460
Series E, 5.50%, 7/01/31	2,000	1,828,840
California Statewide Communities Development Authority, RB:
Daughters of Charity Health, Series A, 5.25%, 7/01/30	2,000	1,565,360
Sutter Health, Series B, 5.63%, 8/15/42	10,000	9,587,900

		34,970,750

Housing — 3.3%
City of San Jose California, RB, Villages Parkway Senior Apartments, Series D (FNMA), AMT, 5.50%, 4/01/34	3,595	3,356,040
Santa Clara County Housing Authority, California, RB, Series A:
John Burns Gardens Apartments Project, AMT, 5.85%, 8/01/31	1,715	1,731,172
Rivertown Apartments Project, AMT, 6.00%, 8/01/41	1,235	1,232,209

		6,319,421

State — 10.4%
California State Public Works Board, RB, Department Development Services, Porterville, Series C:
6.00%, 4/01/26	1,165	1,181,951
6.00%, 4/01/27	1,355	1,371,707
California State Public Works Board, RB, Department Education, Riverside Campus Project, Series B:
6.00%, 4/01/27	1,675	1,695,653
6.50%, 4/01/34	5,000	5,282,250
State of California, GO, Various Purpose, 6.50%, 4/01/33	9,700	10,486,864

		20,018,425

Transportation — 15.7%
County of Orange California, RB, Series B, 5.75%, 7/01/34	3,000	3,048,810
County of Sacramento California, RB, Senior, Series B, 5.75%, 7/01/39	1,350	1,309,649

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

Transportation (concluded)
Foothill Eastern Transportation Corridor Agency, California, Refunding RB:
5.75%, 1/15/40	$10,030	$7,773,451
CAB, 5.88%, 1/15/26 (c)	5,000	4,237,750
CAB, 6.09%, 1/15/33 (a)	5,000	666,300
CAB, 6.09%, 1/15/34 (a)	5,000	611,400
CAB, 6.18%, 1/15/35 (a)	13,445	1,508,798
Port of Oakland, RB (MBIA), AMT:
Series K, AMT, 5.75%, 11/01/29	3,970	3,708,774
Series L, 5.38%, 11/01/27	3,710	3,377,955
San Francisco City & County Airports Commission, Refunding RB, 2nd Series A-3, AMT, 6.75%, 5/01/19	3,775	3,956,577

		30,199,464

Utilities — 12.4%
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	2,500	2,543,750
Calleguas-Las Virgenes Public Financing Authority, California, RB, Calleguas Municipal Water District Project, Series A (FGIC), 5.13%, 7/01/32	5,475	5,488,961
City of Richmond California, RB, CAB (FGIC), 5.76%, 8/01/31 (a)(d)	1,905	623,735
Los Angeles Department of Water & Power, RB, System, Series A:
5.38%, 7/01/34	1,400	1,420,076
5.38%, 7/01/38	1,800	1,820,466
San Diego County Water Authority, COP, Series 2008 A, COP (FSA), 5.00%, 5/01/33	6,040	5,916,180
San Diego Public Facilities Financing Authority, RB, Senior, Series A:
5.25%, 5/15/34	4,000	3,961,880
5.25%, 5/15/39	2,250	2,193,255

		23,968,303

Total Municipal Bonds in California		210,898,193

Multi-State (e)(f) — 6.1%

Housing — 6.1%
Charter Mac Equity Issuer Trust, 6.80%, 11/30/50	4,000	4,131,920
MuniMae TE Bond Subsidiary LLC, 6.30%, 6/30/49	7,000	5,669,860
MuniMae TE Bond Subsidiary LLC, 6.80%, 6/30/50	3,000	1,949,310

Total Municipal Bonds in Multi-State		11,751,090

Total Municipal Bonds — 115.6%		222,649,283

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

California — 47.3%

County/City/Special District/School District — 23.9%
Los Angeles Community College District, California, GO, 2008 Election, Series A, 6.00%, 8/01/33	$9,596	$10,325,918
Mount San Antonio Community College District, California, GO, Election 2001, Series C (FSA), 5.00%, 9/01/31	10,770	10,365,479
San Diego Community College District, California, GO, Election 2002 (FSA):
5.00%, 5/01/25	10,615	10,831,763
5.25%, 8/01/33	4,487	4,560,305
Santa Clara County Financing Authority, Refunding, RB, Lease Series L, 5.25%, 5/15/36	10,000	9,942,169

		46,025,634

Education — 19.2%
California Educational Facilities Authority, RB, Stanford University, Series Q, 5.25%, 12/01/32	10,000	10,228,912
California Educational Facilities Authority, RB, University Southern California, Series A, 5.25%, 10/01/39	6,900	7,112,106
Los Angeles Unified School District, California, GO, Series I, 5.00%, 1/01/34	5,000	4,815,550
San Diego Community College District, California, GO, Election 2006 (FSA), 5.00%, 8/01/32	9,000	8,748,360
University of California, RB, Series O, 5.75%, 5/15/34	5,595	6,010,373

		36,915,301

Utilities — 4.2%
Eastern Municipal Water District, California, COP, Series H, 5.00%, 7/01/33	8,356	8,018,201

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.3%		90,959,136

Total Long-Term Investments (Cost — $329,769,436) — 162.9%		313,608,419

Short-Term Securities	Shares

CMA California Municipal Money Fund, 0.04% (h)(i)	3,630,796	3,630,796

Total Short-Term Securities (Cost — $3,630,796) — 1.9%		3,630,796

Total Investments (Cost — $333,400,232*) — 164.8%		317,239,215

Other Assets Less Liabilities — 1.4%		2,748,839

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (29.3)%		(56,432,724)

Preferred Shares, at Redemption Value — (36.9)%		(71,004,510)

Net Assets Applicable to Common Shares — 100.0%		$192,550,820

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	17

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$276,419,926

Gross unrealized appreciation	$3,850,332
Gross unrealized depreciation	(19,409,820)

Net unrealized depreciation	$(15,559,488)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Security is collateralized by Municipal or US Treasury Obligations.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA California Municipal Money Fund	(13,825,340)	$75,890

(i)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$3,630,796
Level 2 — Long-Term Investments[1]	313,608,419
Level 3	—

Total	$317,239,215

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments July 31, 2009	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida — 148.2%

Corporate — 8.3%
County of Escambia Florida, RB, Series A, Environmental, AMT, 5.75%, 11/01/27	$4,000	$3,265,200
Hillsborough County IDA, RB, Tampa Electric Co. Project, 5.50%, 10/01/23	1,955	1,896,858
Hillsborough County IDA, RB, Tampa Electric, Series A, Remarketed, 5.65%, 5/15/18	1,000	1,015,820

		6,177,878

County/City/Special District/School District — 69.7%
Broward County School Board, Florida, COP, Series A (FSA), 5.25%, 7/01/22	2,500	2,589,900
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/20	5,545	5,820,864
County of Miami-Dade Florida, RB, Sub-Series B (MBIA), 5.63%, 10/01/32 (a)	7,560	1,531,505
County of Miami-Dade Florida, Refunding RB, Sub-Series A (MBIA) (a):
5.31%, 10/01/19	5,365	2,931,221
5.29%, 10/01/20	10,000	5,095,500
County of Orange Florida, Refunding RB, Series A (MBIA), 5.13%, 1/01/22	2,200	2,243,714
Crossings At Fleming Island Community Development District, RB, 6.75%, 10/01/09 (b)	4,400	4,529,404
Hillsborough County School Board, COP (MBIA), 5.00%, 7/01/27	1,000	997,610
Miami-Dade County Educational Facilities Authority, Florida, RB, University Miami, Series A (AMBAC), 5.00%, 4/01/14 (b)	2,000	2,284,700
Miami-Dade County School Board, Florida, COP, Series B (AGC), 5.25%, 5/01/21	4,000	4,147,320
Northern Palm Beach County Improvement District, RB, Water Control & Improvement 43:
6.10%, 8/01/11 (b)	2,735	2,968,514
6.10%, 8/01/21	380	351,089
Northern Palm Beach County Improvement District, Special Assessment, Refunding, Water Control & Improvement, No. 43, Series B (ACA):
4.50%, 8/01/22	1,000	658,620
5.00%, 8/01/31	1,000	585,360
Sterling Hill Community Development District, Special Assessment, Series A, 6.10%, 5/01/23	4,105	3,771,428
Stevens Plantation Improvement Project Dependent Special District, RB, 6.38%, 5/01/13	2,425	1,920,479
Tolomato Community Development District, Special Assessment, 6.38%, 5/01/17	1,300	1,074,814
Village Center Community Development District Recreational RB, Sub-Series B, 6.35%, 1/01/18	2,000	1,818,700
Village Center Community Development District Utility RB (MBIA), 5.25%, 10/01/23	5,000	4,654,100
Village Community Development District No. 5, Florida, Special Assessment, Series A, 6.00%, 5/01/22	1,310	1,271,289
Watergrass Community Development District, Special Assessment, Series B, 5.13%, 11/01/14	1,000	525,370

		51,771,501

Education — 1.0%
Orange County Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	753,398

Municipal Bonds	Par (000)	Value

Florida (concluded)

Health — 17.2%
Escambia County Health Facilities Authority, RB, Florida Health Care Facilities Loan, VHA Program (AMBAC), 5.95%, 7/01/20	$471	$486,957
Halifax Hospital Medical Center, Refunding RB & Improvement, Series A, 5.25%, 6/01/26	2,500	2,199,075
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,466,925
Lee County IDA, Florida, Refunding RB, Shell Point, Alliance Community Project, 5.00%, 11/15/22	1,500	1,123,605
Marion County Hospital District, Florida, Refunding RB & Improvement, Health System, Munroe Registered, 5.00%, 10/01/22	1,500	1,316,115
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	1,310	1,106,164
Orange County Health Facilities Authority, RB, Hospital, Adventist Health System, 5.63%, 11/15/12 (b)	4,450	5,030,725

		12,729,566

Housing — 4.1%
Florida Housing Finance Corporation, RB, Homeowner Mortgage, Series 2 (GNMA), AMT, 4.70%, 7/01/22	2,165	2,090,069
Jacksonville HFA, RB, Series A-1 (GNMA), AMT, 5.63%, 10/01/39	935	953,803

		3,043,872

State — 15.3%
Florida Municipal Loan Council, RB, CAB, Series A (MBIA), 5.17%, 4/01/20 (a)	4,000	2,337,560
Florida State Board of Education, GO, Public Education:
Series I, 5.00%, 6/01/18	500	543,625
Series J (AMBAC), 5.00%, 6/01/24	6,150	6,398,521
Florida State Board of Education, RB, Series B 5.00%, 7/01/23	2,000	2,047,040

		11,326,746

Transportation — 4.0%
County of Lee Florida, Refunding RB, Series B (AMBAC), 5.00%, 10/01/22	3,000	3,001,140

Utilities — 28.6%
City of Deltona Florida, RB (MBIA), 5.00%, 10/01/23	1,095	1,105,578
City of Lakeland Florida, Refunding RB & Improvement, 5.00%, 10/01/27	1,000	1,011,310
City of Marco Island Florida, RB (MBIA):
5.25%, 10/01/21	1,000	1,014,480
5.00%, 10/01/22	2,000	2,000,600
5.00%, 10/01/23	1,375	1,361,154
City of Palm Coast Florida, RB (MBIA):
5.00%, 10/01/22	1,770	1,783,965
5.00%, 10/01/23	1,485	1,493,212
5.00%, 10/01/24	1,500	1,506,045
Sumter County IDA, RB, North Sumter Utility Co. LLC, AMT, 6.80%, 10/01/32	1,165	992,592
Tohopekaliga Water Authority, RB (FSA):
Series A, 5.00%, 10/01/21	3,630	3,700,386
Series A, 5.00%, 10/01/23	2,000	2,024,600
Series B, 5.00%, 10/01/22	1,975	2,023,328
Series B, 5.00%, 10/01/23	1,180	1,203,919

		21,221,169

Total Municipal Bonds in Florida		110,025,270

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	19

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

U.S. Virgin Islands — 1.6%

Corporate — 1.6%
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 4.70%, 7/01/22	$1,500	$1,233,105

Total Municipal Bonds in the U.S. Virgin Islands		1,233,105

Total Municipal Bonds — 149.8%		111,258,375

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

County/City/Special District/School District — 8.8%
Palm Beach County School Board, Florida, COP, Refunding, Series D (FSA), 5.00%, 8/01/28	6,510	6,511,823

Housing — 3.2%
Manatee County HFA, RB, Series A (GNMA), AMT, 5.90%, 9/01/40	917	922,509
Lee County HFA, RB, Multi-County Program, Series A-2 (GNMA), AMT, 6.00%, 9/01/40	1,380	1,483,528

		2,406,037

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 12.0%		8,917,860

Total Long-Term Investments (Cost — $126,088,078) — 161.8%		120,176,235

Short-Term Securities	Shares

CMA Florida Municipal Money Fund, 0.04% (d)(e)	120,735	120,735

Total Short-Term Securities (Cost — $120,735) — 0.2%		120,735

Total Investments (Cost — $126,208,813*) — 162.0%		120,296,970

Other Assets Less Liabilities — 2.1%		1,531,082

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (6.3)%		(4,667,841)

Preferred Shares, at Redemption Value — (57.8)%		(42,904,262)

Net Assets Applicable to Common Shares — 100.0%		$74,255,949

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$121,518,412

Gross unrealized appreciation	$1,341,818
Gross unrealized depreciation	(7,196,833)

Net unrealized depreciation	$(5,855,015)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA Florida Municipal Money Fund	(281,811)	$19,328

(e)	Represents the current yield as of report date.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short Term Securities	$120,735
Level 2 — Long Term Investments[1]	120,176,235
Level 3	—

Total	$120,296,970

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments July 31, 2009	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 14.4%
California Health Facilities Financing Authority, California, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	$130	$125,787
California State Public Works Board, RB, Department General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	300	304,530
San Diego Public Facilities Financing Authority, RB, Series B, 5.50%, 8/01/39	615	617,491
San Diego Regional Building Authority, California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	240	240,089
San Francisco City & County Airports Commission, Refunding RB, 2nd Series A-3, AMT, 6.75%, 5/01/19	500	524,050

		1,811,947

Florida — 34.3%
Arborwood Community Development District, Special Assessment, Master Infrastructure Projects, Series B, 5.10%, 5/01/14	215	150,874
Ave Maria Stewardship Community Development District, Special Assessment, BAN, 4.80%, 11/01/12	500	340,650
Broward County, HFA, RB, Series E, AMT, 5.90%, 10/01/39	215	216,888
Capital Region Community Development District, Florida, Special Assessment, Capital Improvement, Series A, 7.00%, 5/01/39	125	91,059
City of Boynton Beach Florida, Refunding RB (FGIC), 6.25%, 11/01/20 (a)	170	208,610
County of Miami-Dade Florida, RB, Miami International Airport, Series A (FSA), AMT, 5.50%, 10/01/41	115	103,255
County of Miami-Dade Florida, RB, Sub-Series B (MBIA), 5.65%, 10/01/31 (b)	5,000	1,091,700
County of Saint Johns Florida, RB, CAB (AMBAC), 5.40%, 6/01/32 (b)	1,000	242,230
Florida Higher Educational Facilities Financial Authority, RB, Flagler College Inc. Project (Syncora), 5.25%, 11/01/36	555	461,249
Heritage Harbour North Community Development District, Special Assessment, 6.38%, 5/01/38	240	161,928
Jacksonville Economic Development Commission, RB, Metropolitan Parking Solutions Project (ACA), AMT, 5.50%, 10/01/30	500	383,815
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	230	194,212
New River Community Development District, Special Assessment, Series B, 5.00%, 5/01/13 (c)(d)	250	107,790
Tolomato Community Development District, Special Assessment, Special Assessment, 6.55%, 5/01/27	250	181,393
Village Center Community Development District Recreational RB, Series A (MBIA), 5.00%, 11/01/32	450	366,345

		4,301,998

Municipal Bonds	Par (000)	Value

Georgia — 4.4%
Municipal Electric Authority of Georgia, RB, General Resolution Projects, Sub-Series D, 6.00%, 1/01/23	$500	$556,120

Illinois — 4.2%
Illinois Finance Authority, RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	250	258,368
Rush University Medical Center Obligation Group, 7.25%, 11/01/30	250	266,425

		524,793

Indiana — 2.8%
Indiana Municipal Power Agency, Indiana, RB, Indiana Muni Power Agency Series B, 6.00%, 1/01/39	335	347,914

Kansas — 2.0%
Kansas Development Finance Authority, RB, Adventist Health, 5.50%, 11/15/29	250	250,953

Kentucky — 3.5%
Louisville & Jefferson County Metropolitan Government RB:
Jewish Hospital Saint Marys Healthcare, 6.13%, 2/01/37	215	214,290
Parking Authority, Series A, 5.75%, 12/01/34	220	231,321

		445,611

Maine — 1.9%
Maine State Housing Authority, Maine, RB, Series C, AMT, 5.45%, 11/15/23	235	235,101

Massachusetts — 6.0%
Massachusetts HFA, Massachusetts, RB, Housing, Series F, AMT, 5.70%, 6/01/40	250	239,497
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	250	260,810
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	250	256,428

		756,735

Michigan — 5.0%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	250	257,092
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	325	366,623

		623,715

Nevada — 2.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	250	263,645

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	21

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 3.7%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	$250	$263,817
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A, 5.88%, 12/15/38	190	201,286

		465,103

New York — 6.3%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	250	249,620
New York State Dormitory Authority, RB, Education, Series B, 5.25%, 3/15/38	300	305,196
Triborough Bridge & Tunnel Authority, New York, RB, General Purpose, Series A-2, 5.38%, 11/15/38	225	232,542

		787,358

Pennsylvania — 7.6%
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania, American Water Co. Project, 6.20%, 4/01/39	300	312,132
Pennsylvania Turnpike Commission, RB:
Sub-Series B, 5.25%, 6/01/39	425	410,563
Sub-Series C (AGC), 6.25%, 6/01/38	215	237,564

		960,259

Puerto Rico — 4.8%
Puerto Rico HFA, RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	225	225,248
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	385	380,773

		606,021

Texas — 7.0%
Conroe ISD, Texas, GO, School Building, Series A, 5.75%, 2/15/35	140	146,924
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	269,850
Houston Texas Airport Systems Revenue, ARB, Refunding, Senior Lien, Series A, 5.50%, 7/01/39	85	83,345
Lower Colorado River Authority, Refunding RB, 5.75%, 5/15/28	120	123,857
North Texas Tollway Authority, Refunding RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	260,690

		884,666

Virginia — 2.2%
Virginia Public School Authority, Virginia, RB, School Financing, 6.50%, 12/01/35	250	279,455

Total Municipal Bonds — 112.2%		14,101,394

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

California — 10.7%
California Educational Facilities Authority, RB, University Southern California, Series A, 5.25%, 10/01/39	$300	$309,222
Los Angeles Community College District, California, GO, 2008 Election, Series A, 6.00%, 8/01/33	700	752,932
Los Angeles Unified School District, California, GO, Series I, 5.00%, 1/01/34	60	57,787
University of California, RB, Series O, 5.75%, 5/15/34	210	225,590

		1,345,531

District of Columbia — 4.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30	195	209,625
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	300	311,804

		521,429

Florida — 9.2%
Hillsborough County Aviation Authority, Florida, RB, Series A (AGC), AMT, 5.50%, 10/01/38	280	253,607
JEA, RB, Issue Three, Series Two, River Power Park, 5.00%, 10/01/37	210	201,415
Lee County HFA, RB, Multi-County Program, Series A-2 (GNMA), AMT, 6.00%, 9/01/40	450	483,759
Manatee County HFA, RB, Series A (GNMA), AMT, 5.90%, 9/01/40	220	221,564

		1,160,345

Illinois — 5.6%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	400	441,044
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	250	261,417

		702,461

Nevada — 4.2%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	500	533,000

New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	165	171,855

New York — 4.2%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	240	257,047
Series FF-2, 5.50%, 6/15/40	255	267,896

		524,943

South Carolina — 4.3%
South Carolina State Public Service Authority, RB, Santee Cooper Series A, 5.50%, 1/01/38	510	536,377

Texas — 5.6%
City of San Antonio, Texas, Refunding RB, Series A, 5.25%, 2/01/31	300	308,521
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	400	399,380

		707,901

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Virginia — 1.1%
Fairfax County IDA, Virginia, RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$130	$132,161

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.4%		6,336,003

Total Long-Term Investments (Cost — $21,059,938) — 162.6%		20,437,397

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.42% (f)(g)	100,105	100,105

Total Short-Term Securities (Cost — $100,105) — 0.8%		100,105

Total Investments (Cost — $21,160,043*) — 163.4%		20,537,502

Other Assets Less Liabilities — 1.1%		131,224

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (28.1)%		(3,528,242)

Preferred Shares, at Redemption Value — (36.4)%		(4,575,218)

Net Assets Applicable to Common Shares — 100.0%		$12,565,266

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$17,680,547

Gross unrealized appreciation	$656,592
Gross unrealized depreciation	(1,323,747)

Net unrealized depreciation	$(667,155)

(a)	Security is collateralized by Municipal or US Treasury Obligations.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(f)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA Florida Municipal Money Fund	(519,263)	$10,238
FFI Institutional Tax-Exempt Fund	100,105	$485

(g)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$100,105
Level 2 — Long-Term Investments[1]	20,437,397
Level 3	—

Total	$20,537,502

[1]	See above Schedule of Investments for values in each state.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	23

Schedule of Investments July 31, 2009	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 10.3%

County/City/Special District/School District — 1.9%
San Diego Regional Building Authority, California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	$1,600	$1,600,592

Health — 1.0%
California Health Facilities Financing Authority, California, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	861,155

State — 2.5%
California State Public Works Board, RB, Department General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	2,075	2,106,332

Utilities — 4.9%
San Diego Public Facilities Financing Authority, RB, Series B, 5.50%, 8/01/39	4,210	4,227,050

Total Municipal Bonds in California		8,795,129

District of Columbia — 1.2%

Utilities — 1.2%
District of Columbia Water & Sewer Authority, RB, Series A, 5.25%, 10/01/29	1,000	1,033,740

Total Municipal Bonds in District of Columbia		1,033,740

Florida — 54.0%

County/City/Special District/School District — 29.0%
Ave Maria Stewardship Community Development District, Special Assessment, BAN, 4.80%, 11/01/12	1,000	681,300
Capital Region Community Development District, Florida, Special Assessment, Capital Improvement, Series A, 7.00%, 5/01/39	640	466,221
City of Jacksonville Florida, RB (MBIA), 5.00%, 10/01/26	4,000	4,034,040
County of Miami-Dade Florida, RB (a):
Sub-Series B (MBIA), 5.61%, 10/01/33	9,700	1,825,637
Sub-Series C (MBIA), 5.63%, 10/01/28	23,630	6,534,876
Heritage Harbour North Community Development District, Special Assessment, 6.38%, 5/01/38	1,430	964,821
Laguna Lakes Community Development District, Florida, RB, Series A, 6.40%, 5/01/13 (b)	1,550	1,827,450
New River Community Development District, Special Assessment, Series B, 5.00%, 5/01/13 (c)(d)	1,500	646,740
Northern Palm Beach County Improvement District, RB:
Water Control & Improvement, Unit Development No. 43, 6.13%, 8/01/11 (b)	2,950	3,291,551
Water Control & Improvement 43, 6.10%, 8/01/11 (b)	1,155	1,253,614
Balance, Water Control Improvement 43, 6.10%, 8/01/11	155	143,208
Tolomato Community Development District, Special Assessment, Special Assessment, 6.55%, 5/01/27	1,250	906,963
Village Center Community Development District Recreational Revenue, RB, Series A (MBIA), 5.00%, 11/01/32	1,795	1,461,310
Village Community Development District No. 5, Florida, Special Assessment, Series A, 6.50%, 5/01/33	65	65,545

Municipal Bonds	Par (000)	Value

Florida (concluded)

County/City/Special District/School District (concluded)
Watergrass Community Development District, Special Assessment, Series B, 5.13%, 11/01/14	$1,000	$525,370

		24,628,646

Education — 9.9%
Capital Projects Finance Authority, RB, Capital Projects Loan Program, Senior Series F-1 (MBIA), 5.00%, 10/01/31	2,185	1,733,579
City of Tampa Florida, RB, University Tampa Project (Radian), 5.63%, 4/01/32	5,400	4,854,870
Volusia County Educational Facility Authority, RB, Educational Facilities, Embry Riddle Aero, Series A, 5.75%, 10/15/29	2,000	1,862,100

		8,450,549

Health — 7.8%
Escambia County Health Facilities Authority, RB, Florida Health Care Facilities Loan, VHA Program (AMBAC), 5.95%, 7/01/20	664	685,873
Highlands County Health Facilities Authority, RB, Hospital, Adventist, Sunbelt, Series A, 6.00%, 11/15/11 (b)	4,150	4,654,847
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	1,565	1,321,486

		6,662,206

Transportation — 1.2%
Miami-Dade County Expressway Authority, Florida, Refunding RB (MBIA), 5.13%, 7/01/25	1,000	1,006,540

Utilities — 6.1%
City of Tampa Florida, Refunding RB, Series A, 5.00%, 10/01/26	4,000	4,054,640
County of Saint Johns Florida, RB, CAB (AMBAC), 5.34%, 6/01/30 (a)	3,945	1,098,919

		5,153,559

Total Municipal Bonds in Florida		45,901,500

Georgia — 3.8%

Utilities — 3.8%
Municipal Electric Authority of Georgia, RB, General Resolution Projects, Sub-Series D, 6.00%, 1/01/23	2,900	3,225,496

Total Municipal Bonds in Georgia		3,225,496

Illinois — 4.3%

Health — 4.3%
Illinois Finance Authority, RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	1,963,593
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,600	1,705,120

		3,668,713

Total Municipal Bonds in Illinois		3,668,713

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Indiana — 2.7%

Utilities — 2.7%
Indiana Municipal Power Agency, Indiana, RB, Indiana Muni Power Agency Series B, 6.00%, 1/01/39	$2,210	$2,295,195

Total Municipal Bonds in Indiana		2,295,195

Kansas — 1.9%

Health — 1.9%
Kansas Development Finance Authority, RB, Adventist Health, 5.50%, 11/15/29	1,600	1,606,096

Total Municipal Bonds in Kansas		1,606,096

Kentucky — 3.6%

County/City/Special District/School District — 1.9%
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	1,500	1,577,190

Health — 1.7%
Louisville, Jefferson County Metropolitan Government, RB, Jewish Hospital Saint Marys Healthcare, 6.13%, 2/01/37	1,450	1,445,215

Total Municipal Bonds in Kentucky		3,022,405

Massachusetts — 2.1%

Education — 1.2%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	1,000	1,043,240

State — 0.9%
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	750	769,282

Total Municipal Bonds in Massachusetts		1,812,522

Michigan — 2.5%

Health — 1.3%
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	995	1,122,430

State — 1.2%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,028,370

Total Municipal Bonds in Michigan		2,150,800

Nevada — 2.0%

County/City/Special District/School District — 2.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,687,328

Total Municipal Bonds in Nevada		1,687,328

New Jersey — 1.6%

Transportation — 1.6%
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A, 5.88%, 12/15/38	1,295	1,371,923

Total Municipal Bonds in New Jersey		1,371,923

Municipal Bonds	Par (000)	Value

New York — 7.3%

County/City/Special District/School District — 1.8%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	$1,500	$1,497,720

State — 2.4%
New York State Dormitory Authority, RB, Education, Series B, 5.25%, 3/15/38	2,000	2,034,640

Transportation — 1.8%
Triborough Bridge & Tunnel Authority, New York, RB, General Purpose, Series A-2, 5.38%, 11/15/38	1,510	1,560,615

Utilities — 1.3%
Long Island Power Authority, RB, Series A, 5.50%, 4/01/24	1,055	1,116,528

Total Municipal Bonds in New York		6,209,503

Pennsylvania — 4.0%

Transportation — 3.4%
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/39	2,945	2,844,958

Utilities — 0.6%
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania, American Water Co. Project, 6.20%, 4/01/39	500	520,220

Total Municipal Bonds in Pennsylvania		3,365,178

Puerto Rico — 4.8%

Housing — 1.8%
Puerto Rico HFA, RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,500	1,501,650

State — 3.0%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,605	2,576,397

Total Municipal Bonds in Puerto Rico		4,078,047

Texas — 7.3%

County/City/Special District/School District — 1.1%
Conroe ISD, Texas, GO, School Building, Series A, 5.75%, 2/15/35	890	934,019

Health — 0.6%
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	539,700

Transportation — 2.2%
Houston Texas Airport Systems Revenue, ARB, Refunding, Senior Lien, Series A, 5.50%, 7/01/39 (e)	595	583,415
North Texas Tollway Authority, Refunding RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,250	1,303,450

		1,886,865

Utilities — 3.4%
Lower Colorado River Authority, Refunding RB:
5.75%, 5/15/28	810	836,033
5.50%, 5/15/33	2,000	2,013,360

		2,849,393

Total Municipal Bonds in Texas		6,209,977

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	25

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Virginia — 1.3%

State — 1.3%
Virginia Public School Authority, Virginia, RB, School Financing, 6.50%, 12/01/35	$1,000	$1,117,820

Total Municipal Bonds in Virginia		1,117,820

Total Municipal Bonds — 114.7%		97,551,372

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

California — 9.7%

Education — 9.7%
California Educational Facilities Authority, RB, University Southern California, Series A, 5.25%, 10/01/39	1,995	2,056,326
Los Angeles Community College District, California, GO, 2008 Election, Series A, 6.00%, 8/01/33	3,898	4,194,904
Los Angeles Unified School District, California, GO, Series I, 5.00%, 1/01/34	400	385,244
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,611,361

Total California Municipal Bonds Transferred to Tender Option Bond Trusts		8,247,835

District of Columbia — 4.0%

County/City/Special District/School District — 1.8%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,395	1,499,626

Utilities — 2.2%
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	1,799	1,870,823

Total District of Columbia Municipal Bonds Transferred to Tender Option Bond Trusts		3,370,449

Florida — 10.1%

Health — 8.9%
Jacksonville Economic Development Commission, RB, Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	7,490	7,540,782

Utilities — 1.2%
Jacksonville Electric Authority, RB, Issue Three, Series Two, River Power Park, 5.00%, 10/01/37	1,110	1,064,624

Total Florida Municipal Bonds Transferred to Tender Option Bond Trusts		8,605,406

Illinois — 3.6%

Education — 3.6%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,087,308

Total Illinois Municipal Bonds Transferred to Tender Option Bond Trusts		3,087,308

Nevada — 5.6%

County/City/Special District/School District — 5.6%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	2,665,000
Series B, 5.50%, 7/01/29	1,994	2,106,669

Total Nevada Municipal Bonds Transferred to Tender Option Bond Trusts		4,771,669

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

New Hampshire — 1.3%

Education — 1.3%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	$1,094	$1,140,487

Total New Hampshire Municipal Bonds Transferred to Tender Option Bond Trusts		1,140,487

New York — 4.3%

Utilities — 4.3%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,510,151
Series FF-2, 5.50%, 6/15/40	1,994	2,095,893

Total New York Municipal Bonds Transferred to Tender Option Bond Trusts		3,606,044

South Carolina — 2.2%

Utilities — 2.2%
South Carolina State Public Service Authority, RB, Santee Cooper Series A, 5.50%, 1/01/38	1,755	1,845,769

Total South Carolina Municipal Bonds Transferred to Tender Option Bond Trusts		1,845,769

Texas — 5.7%

Health — 3.2%
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	2,745,738

Utilities — 2.5%
City of San Antonio, Texas, RB, Refunding, Series A, 5.25%, 2/01/31	2,025	2,082,515

Total Texas Municipal Bonds Transferred to Tender Option Bond Trusts		4,828,253

Virginia — 1.1%

Health — 1.1%
Fairfax County IDA, Virginia, RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	914,958

Total Virginia Municipal Bonds Transferred to Tender Option Bond Trusts		914,958

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.6%		40,418,178

Total Long-Term Investments (Cost — $140,675,633) — 162.3%		137,969,550

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.42% (g)(h)	1,702,906	1,702,906

Total Short-Term Securities (Cost — $1,702,906) — 2.0%		1,702,906

Total Investments (Cost — $142,378,539*) — 164.3%		139,672,456

Other Assets Less Liabilities — 2.2%		1,875,694

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (26.2)%		(22,245,220)

Preferred Shares, at Redemption Value — (40.3)%		(34,252,721)

Net Assets Applicable to Common Shares — 100.0%		$85,050,209

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$120,561,464

Gross unrealized appreciation	$4,122,726
Gross unrealized depreciation	(7,240,498)

Net unrealized depreciation	$(3,117,772)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	When-issued security.

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA Florida Municipal Money Fund	(6,503,333)	$51,123
FFI Institutional Tax-Exempt Fund	1,702,906	$4,821

(h)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$1,702,906
Level 2 — Long-Term Investments[1]	137,969,550
Level 3	—

Total	$139,672,456

          1     See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	27

Schedule of Investments July 31, 2009	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey — 138.5%

Corporate — 10.4%
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT, 7.00%, 11/15/30	$925	$689,458
New Jersey EDA, RB, Disposal, Waste Management New Jersey, Series A, AMT, 5.30%, 6/01/15	500	499,330

		1,188,788

County/City/Special District/School District — 10.0%
City of Perth Amboy New Jersey, GO, CAB (FSA), 4.85%, 7/01/34 (a)	100	82,659
Essex County Improvement Authority, Refunding, RB, County Guaranteed, Project Consolidation (MBIA), 5.50%, 10/01/29	260	277,748
Hudson County Improvement Authority, RB:
CAB, County Guaranteed, Series A-1 (MBIA), 4.49%, 12/15/32 (b)	1,000	233,890
County, Guaranteed, Harrison Parking Facilities Project, Series C (AGC), 5.38%, 1/01/44	340	348,364
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37	200	101,972
Salem County Improvement Authority, RB, Finlaw State Office Building (FSA), 5.25%, 8/15/38	100	102,367

		1,147,000

Education — 10.8%
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	100	97,384
New Jersey Educational Facilities Authority, Refunding, RB:
College of New Jersey, Series D (FSA), 5.00%, 7/01/35	380	387,102
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	250	214,808
Rowan University, Series B (AGC), 5.00%, 7/01/24	255	274,951
Series D, Georgian Court University, 5.00%, 7/01/33	100	86,022
University Medical & Dentistry, Series B, 7.50%, 12/01/32	175	184,942

		1,245,209

Health — 27.5%
Burlington County Bridge Commission, RB, The Evergreens Project, 5.63%, 1/01/38	150	101,172
New Jersey EDA, RB, First Mortgage, Lions Gate Project, Series A:
5.75%, 1/01/25	60	49,588
5.88%, 1/01/37	110	81,729
New Jersey EDA, Refunding, RB:
First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,000	882,910
Seabrook Village Inc. Facilities, 5.25%, 11/15/26	140	107,502
New Jersey Health Care Facilities Financing Authority, RB, CAB, Saint Barnabas Health, Series B (b):
5.90%, 7/01/30	500	82,540
5.69%, 7/01/36	840	77,154
5.76%, 7/01/37	900	75,447
New Jersey Health Care Facilities Financing Authority, RB:
Hackensack University Medical Center, 6.00%, 1/01/25	1,000	1,003,300
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	250	250,522
Meridian Health, Series I (AGC), 5.00%, 7/01/38	100	98,641
Saint Barnabas Health Care System, Series A, 5.00%, 7/01/29	250	194,687
Virtua Health (AGC), 5.50%, 7/01/38	150	149,776

		3,154,968

	Par
Municipal Bonds	(000)	Value

New Jersey (concluded)

Housing — 10.6%
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA:
6.38%, 10/01/28	$250	$270,898
6.50%, 10/01/38	200	212,750
S/F Housing, Series X, AMT, 4.85%, 4/01/16	500	514,565
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/38	200	213,630

		1,211,843

State — 28.3%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/34	1,000	805,850
Newark Downtown District Management Corp., 5.13%, 6/15/37	100	74,141
School Facilities Construction, Series Z (AGC) 5.50%, 12/15/34	500	524,330
School Facilities Construction, Series Z (AGC) 6.00%, 12/15/34	300	326,967
New Jersey EDA, RB, Transportation Project Sublease, Series A (FSA), 5.75%, 5/01/10	900	934,623
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A:
6.00%, 12/15/38	150	160,295
(AGC), 5.63%, 12/15/28	100	106,473
New Jersey EDA, Refunding, RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	200	211,054
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	100	100,376

		3,244,109

Tobacco — 1.1%
Tobacco Settlement Financing Corp., New Jersey, RB, Series 1A, 4.50%, 6/01/23	150	128,195

Transportation — 29.0%
Delaware River Port Authority Pennsylvania & New Jersey, RB (FSA), 5.75%, 1/01/26	1,000	1,004,200
New Jersey State Turnpike Authority, RB:
Series C (AMBAC), 6.50%, 1/01/16 (c)	785	914,023
Series C-2005 (AMBAC), 6.50%, 1/01/16	160	193,707
Series C-2005 (AMBAC), 6.50%, 1/01/16 (c)	55	69,192
Series E, 5.25%, 1/01/40	300	300,648
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A, 5.88%, 12/15/38	175	185,395
Port Authority of New York & New Jersey, RB, Consolidated, 152nd, AMT, 5.75%, 11/01/30	250	258,355
South Jersey Transportation Authority, RB, Series A (MBIA), 4.50%, 11/01/35	490	408,302

		3,333,822

Utilities — 10.8%
New Jersey EDA, RB, Series A, New Jersey, American Water (AMBAC), AMT, 5.25%, 11/01/32	250	215,167
Passaic Valley Sewage Commissioners, GO, Sewer System, Series E (AMBAC), 5.75%, 12/01/21	1,000	1,019,770

		1,234,937

Total Municipal Bonds in New Jersey		15,888,871

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Puerto Rico — 12.5%

Education — 4.1%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth, RB, Ana G. Mendez University System Project, 5.00%, 3/01/26	$600	$467,040

Housing — 2.6%
Puerto Rico HFA, RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	300	300,330

State — 5.8%
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 4.36%, 7/01/37 (b)	795	90,384
Puerto Rico Public Buildings Authority, Refunding, RB, Government Facilities, M-3 (MBIA), 6.00%, 7/01/27	215	212,663
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	365	360,992

		664,039

Total Municipal Bonds in Puerto Rico		1,431,409

Total Municipal Bonds — 151.0%		17,320,280

Municipal Bonds Transferred to Tender Option Bond Trusts (d)

Transportation — 2.0%
Port Authority of New York & New Jersey, Refunding, RB, Consolidated 152nd, AMT, 5.25%, 11/01/35	240	234,875

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.0%		234,875

Total Long-Term Investments (Cost — $18,894,931) — 153.0%		17,555,155

Short-Term Securities	Shares

CMA New Jersey Municipal Money Fund, 0.07% (e)(f)	819,689	819,689

Total Short-Term Securities (Cost — $819,689) — 7.1%		819,689

Total Investments (Cost — $19,714,620*) — 160.1%		18,374,844

Other Assets Less Liabilities — 1.4%		160,115

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.4)%		(159,981)

Preferred Shares, at Redemption Value — (60.1)%		(6,900,547)

Net Assets Applicable to Common Shares — 100.0%		$11,474,431

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$19,542,466

Gross unrealized appreciation	$513,817
Gross unrealized depreciation	(1,841,356)

Net unrealized depreciation	$(1,327,539)

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury Obligations.

(d)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA New Jersey Municipal Money Fund	403,358	$6,120

(f)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities

Assets

Level 1 — Short-Term Securities	$819,689
Level 2 — Long-Term Investments[1]	17,555,155
Level 3	—

Total	$18,374,844

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	29

Schedule of Investments July 31, 2009	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey — 122.4%

Corporate — 6.3%
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT:
7.00%, 11/15/30	$3,450	$2,571,492
7.20%, 11/15/30	2,000	1,525,980
New Jersey EDA, RB, Disposal, Waste Management New Jersey, Series A, AMT, 5.30%, 6/01/15	2,000	1,997,320

		6,094,792

County/City/Special District/School District — 14.2%
City of Perth Amboy New Jersey, GO, CAB (FSA) (a):
4.91%, 7/01/34	1,075	888,584
4.92%, 7/01/35	175	143,820
City of Vineland New Jersey, GO, Electric Utility (MBIA), AMT:
5.30%, 5/15/30	1,500	1,410,465
5.38%, 5/15/31	1,500	1,414,500
Essex County Improvement Authority, Refunding, RB, County Guaranteed, Project Consolidation (MBIA), 5.50%, 10/01/29	2,630	2,809,524
Hudson County Improvement Authority, RB, County, Guaranteed, Harrison Parking Facilities Project, Series C (AGC), 5.38%, 1/01/44	2,400	2,459,040
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37	1,790	912,649
Newark Housing Authority, Refunding RB, Additional, Newark Redevelopment Project (MBIA), 4.38%, 1/01/37	2,625	2,247,578
Salem County Improvement Authority, RB, Finlaw State Office Building (FSA), 5.25%, 8/15/38	225	230,326
Trenton Parking Authority, Refunding RB (MBIA), 5.00%, 4/01/30	1,440	1,228,147

		13,744,633

Education — 13.1%
New Jersey EDA, Refunding, RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	2,000	2,110,540
New Jersey Educational Facilities Authority, RB, Georgian Court College Project, Series C, 6.50%, 7/01/13 (b)	2,120	2,535,117
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	580	564,827
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (FSA), 5.00%, 7/01/35	3,230	3,290,369
Fairleigh Dickinson, Series C, 6.00%, 7/01/20	2,000	2,017,640
Georgian Court University, Series D, 5.00%, 7/01/33	250	215,055
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	500	429,615
University Medical & Dentistry, Series B, 7.50%, 12/01/32	1,450	1,532,375

		12,695,538

Health — 34.8%
Burlington County Bridge Commission, RB, The Evergreens Project, 5.63%, 1/01/38	1,000	674,480
City of Newark New Jersey, RB, New Community Urban Renewal, Series A (GNMA), 5.20%, 6/01/30	1,830	1,791,131
New Jersey EDA, RB, First Mortgage, Lions Gate Project, Series A:
5.75%, 1/01/25	500	413,235
5.88%, 1/01/37	855	635,256
New Jersey EDA, RB, Masonic Charity Foundation Project, 5.50%, 6/01/31	2,000	1,847,020

	Par
Municipal Bonds	(000)	Value

New Jersey (continued)

Health (concluded)
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.75%, 11/01/24	$4,050	$3,721,707
Seabrook Village Inc. Facilities, 5.25%, 11/15/26	1,790	1,374,487
New Jersey Health Care Facilities Financing Authority, RB, CAB, Saint Barnabas Health, Series B (c):
5.90%, 7/01/30	2,500	412,700
5.69%, 7/01/36	7,700	707,245
5.76%, 7/01/37	7,250	607,767
New Jersey Health Care Facilities Financing Authority, RB:
Atlantic City Medical Center, 5.75%, 7/01/25	1,255	1,269,671
Health System, Catholic Health East, Series A, 5.38%, 11/15/12 (b)	3,000	3,401,100
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,250	2,254,702
Kennedy Health System, 5.63%, 7/01/31	2,130	2,068,549
Meridian Health, Series I (AGC), 5.00%, 7/01/38	750	739,807
Saint Barnabas Health Care System, Series A, 5.00%, 7/01/29	750	584,062
South Jersey Hospital, 6.00%, 7/01/12 (b)	7,460	8,490,151
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,394,217
Virtua Health (AGC), 5.50%, 7/01/38	1,250	1,248,137

		33,635,424

Housing — 15.3%
Middlesex County Improvement Authority, RB (FNMA), AMT:
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,382,850
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,375	4,242,962
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA:
6.38%, 10/01/28	1,500	1,625,385
6.50%, 10/01/38	2,470	2,627,462
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, AMT:
Series T, 4.70%, 10/01/37	700	603,148
Series X, 4.85%, 4/01/16	1,750	1,800,978
Newark Housing Authority, RB, South Ward Police Facility (AGC):
5.75%, 12/01/30	580	585,348
6.75%, 12/01/38	1,850	1,976,078

		14,844,211

State — 23.3%
Garden State Preservation Trust, RB, CAB, Series B (FSA), 5.22%, 11/01/26 (c)	6,000	2,578,200
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.75%, 6/15/34	5,000	4,029,250
Kapkowski Road Landfill, Series B, AMT, 6.50%, 4/01/31	5,000	3,744,550
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	3,000	3,145,980
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	3,000	3,269,670
New Jersey EDA, Special Assessment, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,012,000
New Jersey Transportation Trust Fund Authority, New Jersey, RB, CAB, Transportation System, Series C (FSA), 4.84%, 12/15/32 (c)	4,000	935,560

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New Jersey (concluded)

State (concluded)
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A:
6.00%, 12/15/38	$1,450	$1,549,514
(AGC), 5.63%, 12/15/28	670	713,369
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	602,256

		22,580,349

Tobacco — 1.3%
Tobacco Settlement Financing Corp., New Jersey, RB:
CAB, Series 1B, 5.65%, 6/01/41 (c)	3,300	143,319
Series 1A, 4.50%, 6/01/23	1,255	1,072,561

		1,215,880

Transportation — 13.6%
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	3,205	3,211,923
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A:
5.88%, 12/15/38	1,465	1,552,021
(AGC), 5.50%, 12/15/38	1,000	1,046,130
Port Authority of New York & New Jersey, RB, Consolidated, 152nd, AMT, 5.75%, 11/01/30	1,750	1,808,485
Port Authority of New York & New Jersey, RB, Special Project, JFK International Air Terminal 6 (MBIA), AMT, 5.75%, 12/01/22	6,000	5,492,040

		13,110,599

Utilities — 0.5%
Rahway Valley Sewerage Authority, RB, CAB, Series A (MBIA), 4.39%, 9/01/33 (c)	2,000	479,600

Total Municipal Bonds in New Jersey		118,401,026

Multi-State (d)(e) — 6.5%

Housing — 6.5%
Charter Mac Equity Issuer Trust, 6.80%, 11/30/50	2,500	2,582,450
MuniMae TE Bond Subsidiary LLC:
6.30%, 6/30/49	3,000	2,429,940
6.80%, 6/30/50	2,000	1,299,540

Total Municipal Bonds in Multi-State		6,311,930

	Par
Municipal Bonds	(000)	Value

Puerto Rico — 19.5%

Housing — 7.8%
Puerto Rico HFA, RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	$2,500	$2,502,750
Puerto Rico Housing Finance Corp., RB, Mortgage Backed Securities, Series A (GNMA):
Series A, 5.20%, 12/01/33	2,550	2,554,616
Series B, AMT, 5.30%, 12/01/28	2,545	2,529,577

		7,586,943

State — 9.5%
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 4.36%, 7/01/37 (c)	6,000	682,140
Puerto Rico Public Buildings Authority, RB, CAB, Series D (AMBAC) (a):
5.44%, 7/01/31	1,335	988,848
5.44%, 7/01/31 (b)	3,665	3,617,868
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (MBIA), 6.00%, 7/01/27	850	840,761
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	3,075	3,041,237

		9,170,854

Transportation — 2.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,000	2,091,220

Total Municipal Bonds in Puerto Rico		18,849,017

Total Municipal Bonds — 148.4%		143,561,973

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

Transportation — 2.1%
Port Authority of New York & New Jersey, Refunding RB, Consolidated 152nd, AMT, 5.25%, 11/01/35	2,039	1,996,436

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.1%		1,996,436

Total Long-Term Investments (Cost — $156,032,143) — 150.5%		145,558,409

Short-Term Securities	Shares

CMA New Jersey Municipal Money Fund, 0.07% (g)(h)	10,639,704	10,639,704

Total Short-Term Securities (Cost — $10,639,704) — 11.0%		10,639,704

Total Investments (Cost — $166,671,847*) — 161.5%		156,198,113

Other Assets Less Liabilities — 1.0%		960,589

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.4)%		(1,359,845)

Preferred Shares, at Redemption Value — (61.1)%		(59,102,821)

Net Assets Applicable to Common Shares — 100.0%		$96,696,036

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	31

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$164,657,583

Gross unrealized appreciation	$4,473,259
Gross unrealized depreciation	(14,292,025)

Net unrealized depreciation	$(9,818,766)

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA New Jersey Municipal Money Fund	9,141,934	$68,437

(h)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities

Assets

Level 1 — Short-Term Investments	$10,639,704
Level 2 — Long-Term Investments[1]	145,558,409
Level 3	—

Total	$156,198,113

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments July 31, 2009	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 141.1%

Corporate — 14.7%
Essex County Industrial Development Agency, New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	$100	$89,079
New York City Industrial Development Agency, RB:
American Airlines, JFK International Airport, AMT, 7.63%, 8/01/25	950	746,510
American Airlines, JFK International Airport, AMT, 7.75%, 8/01/31	300	229,740
Liberty, Interactive Corp., 5.00%, 9/01/35	500	310,735
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	200	194,542
Port Authority of New York & New Jersey, RB, Continental, Eastern Project, LaGuardia, AMT, 9.13%, 12/01/15	905	905,281

		2,475,887

County/City/Special District/School District — 39.0%
City of New York New York, GO:
Series A, 6.00%, 5/15/10 (a)	500	527,100
Series A, 6.00%, 5/15/30	10	10,189
Sub-Series J-1, 4.50%, 5/15/30	125	118,799
Haverstraw-Stony Point Central School District, New York, GO (FSA), 3.00%, 10/15/26	250	193,720
Hudson Yards Infrastructure Corp., RB, Series A:
(FGIC), 5.00%, 2/15/47	100	85,417
(MBIA), 4.50%, 2/15/47	75	59,498
New York City Industrial Development Agency, RB, Queens Baseball Stadium, PILOT:
(AGC), 6.38%, 1/01/39	100	108,656
(AMBAC), 5.00%, 1/01/39	250	209,922
(AMBAC), 5.00%, 1/01/46	400	327,512
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	100	89,524
Fiscal 2009, Series S-3, 5.25%, 1/15/39	150	149,772
Future Tax Secured, Series B, 6.00%, 5/15/10 (a)	1,815	1,913,373
New York Convention Center Operating Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	850	731,569
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.00%, 10/15/32	2,000	2,033,740

		6,558,791

Education — 25.5%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A:
7.00%, 5/01/25	95	63,886
7.00%, 5/01/35	60	37,405
Madison County Industrial Development Agency, New York, RB, Colgate University Project, Series B, 5.00%, 7/01/23	2,000	2,063,360
New York City Industrial Development Agency, RB, Polytechnic University Project (ACA), 5.25%, 11/01/37	100	78,670
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	254,120
New York Liberty Development Corp., RB, National Sports Museum Project, Series A, 6.13%, 2/15/19 (b)(c)	175	175
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (d)	175	130,779
Brooklyn Law School, Refunding, 5.75%, 7/01/33	75	74,706
Insured, Manhattan College, Series B (Radian), 5.30%, 7/01/37	150	123,953
NY University, Insured, Series 1 (AMBAC), 5.50%, 7/01/40	250	275,223
Rochester Institute Technology, Series A, 6.00%, 7/01/33	175	183,607
Teachers College, 5.50%, 3/01/39	200	201,694

Municipal Bonds	Par (000)	Value

New York (concluded)

Education (concluded)
New York State Dormitory Authority, RB: (concluded)
University Rochester, Series A, 5.13%, 7/01/39	$215	$212,235
Yeshiva University, 5.00%, 9/01/38	75	73,532
Schenectady Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	500	504,340

		4,277,685

Health — 17.8%
Genesee County Industrial Development Agency, New York, RB, United Memorial Medical Center Project, 5.00%, 12/01/27	100	66,931
New York State Dormitory Authority, RB:
Hospital (FHA), Insured Mortgage, Lutheran Medical Center, 5.00%, 8/01/31	250	247,368
Hudson Valley Hospital (FSA), 5.00%, 8/15/36	150	151,083
Kateri Residence, 5.00%, 7/01/22	1,000	1,013,430
Mount Sinai Health, Series A, 6.50%, 7/01/25	1,000	1,018,720
NY & Presbyterian Hospital (FHA), 5.25%, 2/15/31	100	101,455
NYS Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	75	75,162
NYU Hospital Center, Series B, 5.63%, 7/01/37	150	134,243
Saratoga County Industrial Development Agency, New York, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	100	83,616
Suffolk County Industrial Development Agency, New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	115	93,480

		2,985,488

Housing — 10.7%
New York City Housing Development Corp., RB:
Series A (GNMA), 5.25%, 5/01/30	1,000	1,006,590
Series B-1, AMT, 5.15%, 11/01/37	250	236,137
Series J-2, Series A, Remarketed, AMT, 4.75%, 11/01/27	500	463,630
New York Mortgage Agency, New York, RB, Series 143, AMT, 4.90%, 10/01/37	100	88,495

		1,794,852

State — 10.0%
New York State Dormitory Authority, RB:
Education, Series B, 5.75%, 3/15/36	150	161,229
Municipal Health Facilities, Lease, Sub-Series 2-4, 4.75%, 1/15/30	300	285,291
State of New York, GO, Series A, 5.00%, 2/15/39	125	126,416
State University Educational Facilities, Series A (AMBAC), 5.25%, 5/15/15	1,005	1,101,520

		1,674,456

Transportation — 5.3%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	250	276,982
Series B, 5.00%, 11/15/34	250	245,335
Series B, 4.50%, 11/15/37	250	216,570
Triborough Bridge & Tunnel Authority, New York, RB, General Purpose, Series A (MBIA), 5.00%, 1/01/32	155	155,343

		894,230

Utilities — 18.1%
Albany Municipal Water Finance Authority, RB, Series B (MBIA), 5.00%, 12/01/33	1,000	928,240
Long Island Power Authority, RB, Series A, 6.25%, 4/01/33	100	110,613
New York City Municipal Water Finance Authority, RB:
Series B (FSA), 5.00%, 6/15/36	1,000	998,470
Series C, 5.13%, 6/15/33	1,000	1,008,570

		3,045,893

Total Municipal Bonds in New York		23,707,282

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	33

Schedule of Investments (concluded)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Guam — 2.5%

County/City/Special District/School District — 0.7%
Territory of Guam, RB, Section 30, Series A, 5.75%, 12/01/34	$120	$117,637

State — 0.6%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	100	99,611

Tobacco — 0.4%
Guam Economic Development & Commerce Authority, RB, Tobacco Settlement Asset Backed, 5.63%, 6/01/47	100	70,774

Utilities — 0.8%
Guam Government Waterworks Authority, RB, Water, 5.88%, 7/01/35	150	131,710

Total Municipal Bonds in Guam		419,732

Puerto Rico — 10.7%

Education — 3.7%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Auth, RB, Ana G. Mendez University System Project, 5.00%, 3/01/26	800	622,720

State — 4.9%
Commonwealth of Puerto Rico, GO, Refunding, Sub-Series C-7 (MBIA), 6.00%, 7/01/28	250	247,200
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 5.00%, 7/01/44 (e)	395	26,386
Puerto Rico Public Finance Corp., RB, Commonwealth Appropriation, E, 5.50%, 2/01/12 (a)	495	545,074

		818,660

Tobacco — 2.1%
Children’s Trust Fund, RB, Asset Backed Bonds, 5.63%, 5/15/43	500	355,870

Total Municipal Bonds in Puerto Rico		1,797,250

Total Municipal Bonds — 154.3%		25,924,264

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

New York — 0.7%

Utilities — 0.7%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	105	112,458

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 0.7%		112,458

Total Long-Term Investments (Cost — $27,097,477) — 155.0%		26,036,722

Short-Term Securities	Shares

CMA New York Municipal Money Fund, 0.04% (g)(h)	317,150	317,150

Total Short-Term Securities (Cost — $317,150) — 1.9%		317,150

Total Investments (Cost — $27,414,627*) — 156.9%		26,353,872

Other Assets Less Liabilities — 1.4%		238,209

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (0.4)%		(69,991)

Preferred Shares, at Redemption Value — (57.9)%		(9,725,966)

Net Assets Applicable to Common Shares — 100.0%		$16,796,124

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$27,347,221

Gross unrealized appreciation	$651,952
Gross unrealized depreciation	(1,715,275)

Net unrealized depreciation	$(1,063,323)

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(g)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA New York Municipal Money Fund	103,914	$4,035

(h)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Investments	$317,150
Level 2 — Long-Term Investments[1]	26,036,722
Level 3	—

Total	$26,353,872

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments July 31, 2009	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 124.0%

Corporate — 17.6%
Essex County Industrial Development Agency, New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	$550	$489,934
New York City Industrial Development Agency, RB, American Airlines, JFK International Airport, AMT:
7.63%, 8/01/25	3,200	2,514,560
7.75%, 8/01/31	4,000	3,063,200
Liberty, Interactive Corp., 5.00%, 9/01/35	2,000	1,242,940
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	7,000	6,580,980
Port Authority of New York & New Jersey, RB, Continental, Eastern Project, LaGuardia, AMT, 9.13%, 12/01/15	8,340	8,342,585
Suffolk County Industrial Development Agency, New York, RB, Keyspan, Port Jefferson, AMT, 5.25%, 6/01/27	7,000	6,294,820

		28,529,019

County/City/Special District/School District — 23.6%
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	756,570
Series C, 5.38%, 3/15/12 (a)	6,000	6,696,900
Series D, 5.38%, 6/01/12 (a)	2,200	2,475,440
Series D, 5.38%, 6/01/32	4,000	4,048,360
Sub-Series G-1, 6.25%, 12/15/31	500	553,375
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,802,395
Sub-Series J-1, 4.50%, 5/15/30	1,000	950,390
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	1,000	854,170
(MBIA), 4.50%, 2/15/47	1,750	1,388,292
New York City Industrial Development Agency, RB:
Marymount School of NY Project (ACA), 5.13%, 9/01/21	750	723,450
Marymount School of NY Project (ACA), 5.25%, 9/01/31	2,000	1,721,480
Queens Baseball Stadium, PILOT (AGC), 6.38%, 1/01/39	150	162,984
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/36	4,900	4,162,795
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/46	250	204,695
Royal Charter, NY Presbyterian (FSA), 5.25%, 12/15/32	1,550	1,537,941
Yankee Stadium, PILOT (MBIA), 5.00%, 3/01/36	250	212,293
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	750	671,430
Fiscal 2009, Series S-3, 5.25%, 1/15/39	650	649,012
Series S-2 (MBIA), 4.25%, 1/15/34	1,700	1,443,249
New York Convention Center Operating Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	8,410	7,238,235

		38,253,456

Education — 21.4%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A:
7.00%, 5/01/25	910	611,957
7.00%, 5/01/35	590	367,818
Dutchess County Industrial Development Agency, New York, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	7,000	4,877,250

Municipal Bonds	Par (000)	Value

New York (continued)

Education (concluded)
Madison County Industrial Development Agency, New York, RB:
Colgate University Project, Series B, 5.00%, 7/01/33	$2,000	$2,002,740
Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	230,280
New York City Industrial Development Agency, RB, Polytechnic University Project (ACA), 5.25%, 11/01/37	2,400	1,888,080
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	2,100	2,134,608
New York Liberty Development Corp., RB, National Sports Museum Project, Series A, 6.13%, 2/15/19 (b)(c)	1,740	1,740
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (d)	750	560,483
Brooklyn Law School, Refunding, 5.75%, 7/01/33	475	473,138
Insured, Manhattan College, Series B (Radian), 5.30%, 7/01/37	500	413,175
Insured, New School University (MBIA), 5.00%, 7/01/41	9,000	8,377,200
Insured, New York University, Series 2 (AMBAC), 5.00%, 7/01/41	5,000	4,952,550
Mount Sinai School Medical New York University (MBIA), 5.00%, 7/01/35	1,000	953,880
Rochester Institute Technology, Series A, 6.00%, 7/01/33	1,000	1,049,180
Teachers College, 5.50%, 3/01/39	450	453,812
University Rochester, Series A, 5.13%, 7/01/39	850	839,069
Yeshiva University, 5.00%, 9/01/34	275	272,657
Yeshiva University, 5.00%, 9/01/38	2,000	1,960,840
Westchester County Industrial Development Agency, New York, RB, Windward School Civic Facilities (Radian), 5.25%, 10/01/31	2,500	2,169,700

		34,590,157

Health — 6.3%
Genesee County Industrial Development Agency, New York, RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	334,655
New York State Dormitory Authority, RB:
Hudson Valley Hospital (FSA), 5.00%, 8/15/36	1,500	1,510,830
Insured, NYS Association for Retarded Children, Inc., Series B, Remarketed (AMBAC), 6.00%, 7/01/32	200	201,176
Mount Sinai NYU Health, Series C, Remarketed, 5.50%, 7/01/26	3,000	2,999,730
NY & Presbyterian Hospital (FHA), 5.25%, 2/15/31	800	811,640
NYS Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	575	576,242
NYU Hospital Center, Series B, 5.63%, 7/01/37	530	474,324
North Shore L I Jewish Group, 5.50%, 5/01/13 (a)	2,000	2,310,400
Suffolk County Industrial Development Agency, New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	1,175	955,122

		10,174,119

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	35

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)

Housing — 0.8%
New York State HFA, RB, Highland Ave. Senior Apartments, Series A, AMT, 5.00%, 2/15/39	$1,500	$1,286,220

State — 6.1%
New York State Dormitory Authority, RB:
Education, Series B, 5.75%, 3/15/36	600	644,916
Mental Health Services Facilities Improvement, Series B (AMBAC), 5.00%, 2/15/35	4,855	4,758,822
Municipal Health Facilities, Lease, Sub-Series 2-4, 4.75%, 1/15/30	2,100	1,997,037
School District Financing Program, Series A (FSA), 5.00%, 10/01/35	395	389,300
New York State Urban Development Corp., RB, State Personal Income Tax, Series B-1, 5.00%, 3/15/36	1,035	1,033,427
State of New York, GO, Series A, 5.00%, 2/15/39	975	986,047

		9,809,549

Tobacco — 10.1%
New York Counties Tobacco Trust III, RB, Tobacco Settlement Pass Thru, Turbo, 6.00%, 6/01/43	6,700	5,163,891
Rensselaer Tobacco Asset Securitization Corp., RB, Asset Backed, Series A, 5.75%, 6/01/43	2,500	1,853,950
Rockland Tobacco Asset Securitization Corp., RB, Asset Backed Bonds, 5.75%, 8/15/43	5,000	3,706,750
TSASC Inc., New York, RB, Tobacco Settlement Asset Backed, Series 1, 5.75%, 7/15/12 (a)	3,000	3,413,670
Westchester Tobacco Asset Securitization, New York, RB, CAB, Plan Principal 2021, 6.75%, 7/15/10 (a)	2,000	2,139,700

		16,277,961

Transportation — 22.7%
Metropolitan Transportation Authority, Refunding RB, Series A, 5.13%, 11/15/31	10,500	10,395,945
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	750	830,947
Series A, 5.00%, 11/15/30	12,000	11,798,400
Series B, 5.00%, 11/15/34	500	490,670
New York City Industrial Development Agency, RB, Airis JFK I LLC Project, Series A, AMT, 5.50%, 7/01/28	10,000	6,818,500
Port Authority of New York & New Jersey, RB, Special Project, JFK International Air Terminal 6 (MBIA), AMT, 5.75%, 12/01/22	7,000	6,407,380

		36,741,842

Utilities — 15.4%
Long Island Power Authority, RB:
General Purpose, Series B (CIFG), 5.00%, 12/01/35	1,250	1,188,500
General Purpose, Series C (CIFG), 5.25%, 9/01/29	2,000	2,044,940
Series A, 6.25%, 4/01/33	150	165,919
Series A, 5.75%, 4/01/39	4,000	4,163,000
New York City Municipal Water Finance Authority, RB:
2nd General Resolution (MBIA), 4.50%, 6/15/37	2,050	1,873,659
Crossover, Series C, 5.00%, 6/15/32	6,500	6,522,620
Series A (MBIA), 5.00%, 6/15/32	4,000	4,011,080
Series D, 5.00%, 6/15/39	5,000	4,961,350

		24,931,068

Total Municipal Bonds in New York		200,593,391

Municipal Bonds	Par (000)	Value

Guam — 1.6%

County/City/Special District/School District — 0.7%
Territory of Guam, RB, Section 30, Series A, 5.75%, 12/01/34	$1,140	$1,117,553

State — 0.6%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	970	966,227

Utilities — 0.3%
Guam Government Waterworks Authority, RB, Water, 5.88%, 7/01/35	600	526,842

Total Municipal Bonds in Guam		2,610,622

Multi-State (e)(f) — 7.7%

Housing — 7.7%
Charter Mac Equity Issuer Trust, 6.80%, 11/30/50	5,500	5,681,390
MuniMae TE Bond Subsidiary LLC:
6.30%, 6/30/49	6,000	4,859,880
6.80%, 6/30/50	3,000	1,949,310

Total Municipal Bonds in Multi-State		12,490,580

Puerto Rico — 15.1%

Housing — 1.8%
Puerto Rico HFA, RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,000	3,003,300

State — 12.3%
Puerto Rico Public Buildings Authority, RB, Government Facilities, Series D:
5.25%, 7/01/12 (a)	4,400	4,873,088
5.25%, 7/01/36	1,600	1,338,384
Puerto Rico Public Finance Corp., RB, Commonwealth Appropriation (a):
5.50%, 2/01/12	5,000	5,505,800
Series E, 5.70%, 2/01/10	6,000	6,157,680
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,000	1,978,040

		19,852,992

Utilities — 1.0%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/38	1,100	1,067,638
Puerto Rico Electric Power Authority, Refunding RB, Series VV (MBIA), 5.25%, 7/01/29	500	480,865

		1,548,503

Total Municipal Bonds in Puerto Rico		24,404,795

Total Municipal Bonds — 148.4%		240,099,388

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

New York — 13.7%

Housing — 12.4%
New York Mortgage Agency, Refunding RB, Series 101, AMT, 5.40%, 4/01/32	$5,078	$4,929,537
New York Mortgage Agency, RB, 31st Series A, AMT, 5.30%, 10/01/31	15,500	15,085,065

		20,014,602

Utilities — 1.3%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,285,234
Series FF-2, 5.50%, 6/15/40	810	850,963

		2,136,197

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.7%		22,150,799

Total Long-Term Investments (Cost — $280,649,005) — 162.1%		262,250,187

Short-Term Securities	Shares

CMA New York Municipal Money Fund, 0.04% (h)(i)	3,235,523	3,235,523

Total Short-Term Securities (Cost — $3,235,523) — 2.0%		3,235,523

Total Investments (Cost — $283,884,528*) — 164.1%		265,485,710

Other Assets Less Liabilities — 1.5%		2,392,414

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (7.2)%		(11,643,367)

Preferred Shares, at Redemption Value — (58.4)%		(94,507,692)

Net Assets Applicable to Common Shares — 100.0%		$161,727,065

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$270,842,506

Gross unrealized appreciation	$6,607,636
Gross unrealized depreciation	(23,594,321)

Net unrealized depreciation	$(16,986,685)

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA New York Municipal Money Fund	(1,373,007)	$27,866

(i)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Investments	$3,235,523
Level 2 — Long-Term Investments[1]	262,250,187
Level 3	—

Total	$265,485,710

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	37

Statements of Assets and Liabilities

July 31, 2009	BlackRock California Investment Quality Municipal Trust Inc. (RAA)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)

Assets

Investments at value — unaffiliated[1]	$18,407,496	$313,608,419	$120,176,235	$20,437,397	$137,969,550
Investments at value — affiliated[2]	1,637,526	3,630,796	120,735	100,105	1,702,906
Cash	75,467	66,823	57,385	50,142	82,510
Interest receivable	288,659	4,822,680	1,702,289	256,333	1,711,475
Investments sold receivable	150,558	18,375	185,000	15,000	1,279,815
Income receivable — affiliated	18	147	23	47	72
Prepaid expenses	49,530	90,010	17,809	2,558	19,933
Other assets	3,747	29,351	4,612	3,972	10,788

Total assets	20,613,001	322,266,601	122,264,088	20,865,554	142,777,049

Liabilities

Investments purchased payable	901,985	866,878	—	82,924	580,470
Income dividends payable — Common Shares	51,869	1,146,690	311,479	64,244	504,188
Investment advisory fees payable	5,606	140,441	52,458	6,352	62,446
Officer’s and Trustees’ fees payable	4,391	30,427	5,352	4,599	11,643
Administration fees payable	1,767	—	—	1,857	—
Interest expense and fees payable	424	53,947	34,268	4,132	16,456
Other affiliates payable	—	1,955	772	—	891
Other accrued expenses payable	47,857	92,156	65,975	36,852	69,261

Total accrued liabilities	1,013,899	2,332,494	470,304	200,960	1,245,355

Other Liabilities

Trust certificates[3]	1,232,883	56,378,777	4,633,573	3,524,110	22,228,764

Total Liabilities	2,246,782	58,711,271	5,103,877	3,725,070	23,474,119

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	5,925,376	71,004,510	42,904,262	4,575,218	34,252,721

Net Assets Applicable to Common Shareholders	$12,440,843	$192,550,820	$74,255,949	$12,565,266	$85,050,209

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$13,403,728	$215,128,997	$78,891,300	$15,012,279	$94,919,275
Undistributed net investment income	108,164	3,757,416	1,776,506	199,992	698,408
Accumulated net realized loss	(524,992)	(10,174,576)	(500,014)	(2,024,464)	(7,861,391)
Net unrealized appreciation/depreciation	(546,057)	(16,161,017)	(5,911,843)	(622,541)	(2,706,083)

Net Assets Applicable to Common Shareholders	$12,440,843	$192,550,820	$74,255,949	$12,565,266	$85,050,209

Net asset value per Common Share	$12.35	$12.71	$13.35	$11.15	$12.71

[1] Investments at cost — unaffiliated	$18,953,553	$329,769,436	$126,088,078	$21,059,938	$140,675,633

[2] Investments at cost — affiliated	$1,637,526	$3,630,796	$120,735	$100,105	$1,702,906

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding, par value $0.001 per share	237	2,840	1,716	183	1,370

[5] Preferred Shares authorized	300	unlimited	unlimited	100 million	unlimited

[6] Par value per Common Share	$0.01	$0.001	$0.001	$0.01	$0.001

[7] Common Shares outstanding	1,007,166	15,147,816	5,562,128	1,127,093	6,689,056

[8] Common Shares authorized	200 million	unlimited	unlimited	200 million	unlimited

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2009

July 31, 2009	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)

Assets

Investments at value — unaffiliated[1]	$17,555,155	$145,558,409	$26,036,722	$262,250,187
Investments at value — affiliated[2]	819,689	10,639,704	317,150	3,235,523
Cash	81,514	21,494	45,017	24,784
Interest receivable	193,884	1,619,293	335,580	3,737,676
Investments sold receivable	2,760	23,375	—	15,750
Income receivable — affiliated	28	63	19	104
Prepaid expenses	1,808	21,487	3,037	37,316
Other assets	5,688	12,533	3,851	20,934

Total assets	18,660,526	157,896,358	26,741,376	269,322,274

Liabilities

Investments purchased payable	—	—	—	200,726
Income dividends payable — Common Shares	62,178	587,324	89,456	1,018,255
Investment advisory fees payable	5,487	66,094	8,244	119,988
Officer’s and Trustees’ fees payable	6,451	13,407	4,497	21,961
Administration fees payable	1,668	—	2,402	—
Interest expense and fees payable	64	549	17	13,478
Other affiliates payable	—	1,027	—	1,705
Other accrued expenses payable	49,783	69,804	44,696	81,515

Total accrued liabilities	125,631	738,205	149,312	1,457,628

Other Liabilities

Trust certificates[3]	159,917	1,359,296	69,974	11,629,889

Total Liabilities	285,548	2,097,501	219,286	13,087,517

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	6,900,547	59,102,821	9,725,966	94,507,692

Net Assets Applicable to Common Shareholders	$11,474,431	$96,696,036	$16,796,124	$161,727,065

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$13,168,087	$107,560,339	$17,731,531	$180,722,447
Undistributed net investment income	189,816	1,763,915	177,886	3,820,768
Accumulated net realized loss	(543,696)	(2,154,484)	(52,538)	(4,417,332)
Net unrealized appreciation/depreciation	(1,339,776)	(10,473,734)	(1,060,755)	(18,398,818)

Net Assets Applicable to Common Shareholders	$11,474,431	$96,696,036	$16,796,124	$161,727,065

Net asset value per Common Share	$11.33	$12.78	$12.81	$12.71

[1] Investments at cost — unaffiliated	$18,894,931	$156,032,143	$27,097,477	$280,649,005

[2] Investments at cost — affiliated	$819,689	$10,639,704	$317,150	$3,235,523

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding, par value $0.001 per share	276	2,364	389	3,780

[5] Preferred Shares authorized	300	unlimited	392	unlimited

[6] Par value per Common Share	$0.01	$0.001	$0.01	$0.001

[7] Common Shares outstanding	1,012,667	7,568,610	1,311,673	12,728,184

[8] Common Shares authorized	200 million	unlimited	200 million	unlimited

ANNUAL REPORT	JULY 31, 2009	39

Statements of Operations

Year Ended July 31, 2009	BlackRock California Investment Quality Municipal Trust Inc. (RAA)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)

Investment Income

Interest	$1,002,178	$18,066,252	$6,222,294	$1,141,337	$7,769,838
Income — affiliated	6,809	79,392	19,916	11,169	57,264

Total income	1,008,987	18,145,644	6,242,210	1,152,506	7,827,102

Expenses

Investment advisory	67,601	1,916,999	602,091	71,240	842,554
Professional	40,339	67,603	37,127	41,699	55,509
Administration	19,315	—	—	20,354	—
Commissions for Preferred Shares	12,757	188,831	81,544	11,411	89,092
Transfer agent	11,997	23,336	16,481	13,216	18,486
Custodian	3,263	18,415	7,991	3,629	10,224
Accounting services	3,116	57,463	21,732	3,438	25,915
Printing	2,948	46,957	20,449	4,077	25,953
Officer and Trustees	924	21,300	9,036	1,091	10,030
Registration	399	9,318	9,166	2,446	9,605
Miscellaneous	23,463	57,382	36,426	21,495	42,496

Total expenses excluding interest expense and fees	186,122	2,407,604	842,043	194,096	1,129,864
Interest expense and fees[1]	6,674	505,595	90,979	14,984	92,390

Total expenses	192,796	2,913,199	933,022	209,080	1,222,254
Less fees waived by advisor	(4,233)	(372,175)	(24,898)	(4,629)	(167,747)

Total expenses after fees waived	188,563	2,541,024	908,124	204,451	1,054,507

Net investment income	820,424	15,604,620	5,334,086	948,055	6,772,595

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(415,855)	(4,580,301)	(542,712)	(1,446,402)	(5,674,598)
Financial futures contracts and forward interest rate swaps	5,894	88,403	—	(46,216)	—

	(409,961)	(4,491,898)	(542,712)	(1,492,618)	(5,674,598)

Net change in unrealized appreciation/depreciation on:
Investments	(261,443)	(15,831,689)	(5,010,059)	(28,439)	(3,424,220)
Financial futures contracts and forward interest rate swaps	—	—	—	31,016	—

	(261,443)	(15,831,689)	(5,010,059)	2,577	(3,424,220)

Total realized and unrealized loss	(671,404)	(20,323,587)	(5,552,771)	(1,490,041)	(9,098,818)

Dividends and Distributions to Preferred Shareholders From

Net investment income	(129,647)	(1,891,066)	(812,866)	(133,806)	(928,185)
Net realized gain	—	—	—	—	—

Total dividends and distributions to Preferred Shareholders	(129,647)	(1,891,066)	(812,866)	(133,806)	(928,185)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$19,373	$(6,610,033)	$(1,031,551)	$(675,792)	$(3,254,408)

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2009

Year Ended July 31, 2009	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)

Investment Income

Interest	$1,051,119	$8,945,379	$1,471,387	$15,452,988
Income — affiliated	6,822	69,942	4,518	30,368

Total income	1,057,941	9,015,321	1,475,905	15,483,356

Expenses

Investment advisory	63,970	930,160	91,068	1,581,128
Professional	37,037	60,980	37,831	63,662
Administration	18,277	—	26,019	—
Commissions for Preferred Shares	13,292	116,534	18,621	181,269
Transfer agent	12,380	18,007	12,500	23,701
Custodian	2,862	9,296	3,470	15,732
Accounting services	2,993	26,172	2,959	53,611
Printing	2,256	28,959	6,467	45,966
Officer and Trustees	741	10,931	1,749	17,049
Registration	401	9,305	520	9,357
Miscellaneous	29,758	45,772	28,646	56,294

Total expenses excluding interest expense and fees	183,967	1,256,116	229,850	2,047,769
Interest expense and fees[1]	3,715	28,906	36	186,516

Total expenses	187,682	1,285,022	229,886	2,234,285
Less fees waived by advisor	(2,951)	(192,379)	(1,856)	(278,778)

Total expenses after fees waived	184,731	1,092,643	228,030	1,955,507

Net investment income	873,210	7,922,678	1,247,875	13,527,849

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(239,482)	(863,424)	9,613	(2,110,857)
Financial futures contracts and forward interest rate swaps	—	—	2,987	26,881

	(239,482)	(863,424)	12,600	(2,083,976)

Net change in unrealized appreciation/depreciation on:
Investments	(738,822)	(9,243,381)	(776,965)	(12,836,387)
Financial futures contracts and forward interest rate swaps	—	—	—	—

	(738,822)	(9,243,381)	(776,965)	(12,836,387)

Total realized and unrealized loss	(978,304)	(10,106,805)	(764,365)	(14,920,363)

Dividends and Distributions to Preferred Shareholders From

Net investment income	(132,892)	(1,141,652)	(183,809)	(1,818,574)
Net realized gain	—	—	(2,815)	—

Total dividends and distributions to Preferred Shareholders	(132,892)	(1,141,652)	(186,624)	(1,818,574)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(237,986)	$(3,325,779)	$296,886	$(3,211,088)

ANNUAL REPORT	JULY 31, 2009	41

Statements of Changes in Net Assets

	BlackRock California Investment Quality Municipal Trust Inc. (RAA)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$820,424	$602,581	$842,673
Net realized gain (loss)	(409,961)	(109,585)	(7,880)
Net change in unrealized appreciation/depreciation	(261,443)	(846,985)	(582,095)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(129,647)	(177,511)	(240,350)
Net realized gain	—	—	(16,752)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	19,373	(531,500)	(4,404)

Dividends and Distributions to Common Shareholders From

Net investment income	(572,070)	(432,060)	(602,846)
Net realized gain	—	—	(51,877)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(572,070)	(432,060)	(654,723)

Capital Share Transactions

Reinvestment of common dividends	—	943	—

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(552,697)	(962,617)	(659,127)
Beginning of period	12,993,540	13,956,157	14,615,284

End of period	$12,440,843	$12,993,540	$13,956,157

Undistributed (distributions in excess of) net investment income	$108,164	$(10,829)	$(3,826)

	BlackRock Investment Quality Municipal Income Trust (RFA)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$948,055	$693,948	$940,777
Net realized loss	(1,492,618)	(396,129)	(137,267)
Net change in unrealized appreciation/depreciation	2,577	(882,071)	(659,452)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(133,806)	(223,179)	(292,680)
Net realized gain	—	—	(42,977)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(675,792)	(807,431)	(191,599)

Dividends and Distributions to Common Shareholders From

Net investment income	(630,045)	(455,346)	(674,882)
Net realized gain	—	—	(53,470)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(630,045)	(455,346)	(728,352)

Capital Share Transactions

Reinvestment of common dividends	—	—	—

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(1,305,837)	(1,262,777)	(919,951)
Beginning of period	13,871,103	15,133,880	16,053,831

End of period	$12,565,266	$13,871,103	$15,133,880

Undistributed net investment income	$199,992	$17,338	$1,915

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2009

	BlackRock California Municipal Income Trust (BFZ)			BlackRock Florida Municipal 2020 Term Trust (BFO)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007	Year Ended July 31, 2009	Period January 1, 2008 to July 31, 2008	Year Ended December 31, 2007

Operations

Net investment income	$15,604,620	$12,399,272	$16,381,853	$5,334,086	$3,205,031	$5,510,035
Net realized gain (loss)	(4,491,898)	1,644,668	506,163	(542,712)	43,162	1,545,672
Net change in unrealized appreciation/depreciation	(15,831,689)	(15,257,013)	(10,163,939)	(5,010,059)	(3,498,822)	(4,021,372)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(1,891,066)	(3,277,663)	(4,587,525)	(812,866)	(912,876)	(1,722,437)
Net realized gain	—	—	—	—	—	(104,875)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,610,033)	(4,490,736)	2,136,552	(1,031,551)	(1,163,505)	1,207,023

Dividends and Distributions to Common Shareholders From

Net investment income	(12,623,286)	(10,463,776)	(13,751,528)	(3,459,643)	(1,985,680)	(3,404,022)
Net realized gain	—	—	—	—	—	(206,833)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(12,623,286)	(10,463,776)	(13,751,528)	(3,459,643)	(1,985,680)	(3,610,855)

Capital Share Transactions

Reinvestment of common dividends	113,246	686,118	981,552	—	—	—

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(19,120,073)	(14,268,394)	(10,633,424)	(4,491,194)	(3,149,185)	(2,403,832)
Beginning of period	211,670,893	225,939,287	236,572,711	78,747,143	81,896,328	84,300,160

End of period	$192,550,820	$211,670,893	$225,939,287	$74,255,949	$78,747,143	$81,896,328

Undistributed (distributions in excess of) net investment income	$3,757,416	$2,700,372	$4,037,754	$1,776,506	$714,465	$414,384

	BlackRock Municipal Income Investment Trust (BBF)			BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$6,772,595	$5,362,831	$7,189,178	$873,210	$671,005	$917,642
Net realized loss	(5,674,598)	(970,330)	(426,708)	(239,482)	(251,633)	(55,198)
Net change in unrealized appreciation/depreciation	(3,424,220)	(5,046,482)	(2,783,039)	(738,822)	(1,006,647)	(650,877)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(928,185)	(1,449,340)	(2,093,225)	(132,892)	(184,793)	(236,547)
Net realized gain	—	—	—	—	—	(17,621)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,254,408)	(2,103,321)	1,886,206	(237,986)	(772,068)	(42,601)

Dividends and Distributions to Common Shareholders From

Net investment income	(5,882,637)	(4,401,018)	(6,035,745)	(644,573)	(614,432)	(830,797)
Net realized gain	—	—	—	—	—	(38,111)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(5,882,637)	(4,401,018)	(6,035,745)	(644,573)	(614,432)	(868,908)

Capital Share Transactions

Reinvestment of common dividends	10,803	117,011	262,307	6,227	43,041	29,674

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(9,126,242)	(6,387,328)	(3,887,232)	(876,332)	(1,343,459)	(881,835)
Beginning of period	94,176,451	100,563,779	104,451,011	12,350,763	13,694,222	14,576,057

End of period	$85,050,209	$94,176,451	$100,563,779	$11,474,431	$12,350,763	$13,694,222

Undistributed net investment income	$698,408	$743,165	$1,230,692	$189,816	$96,556	$224,395

ANNUAL REPORT	JULY 31, 2009	43

Statements of Changes in Net Assets (concluded)

	BlackRock New Jersey Municipal Income Trust (BNJ)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$7,922,678	$6,675,884	$8,571,202
Net realized gain (loss)	(863,424)	(66,308)	(615,269)
Net change in unrealized appreciation/depreciation	(9,243,381)	(9,362,431)	(5,097,663)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(1,141,652)	(1,636,690)	(2,223,503)
Net realized gain	—	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,325,779)	(4,389,545)	634,767

Dividends and Distributions to Common Shareholders From

Net investment income	(7,033,018)	(5,666,616)	(7,148,582)
Net realized gain	—	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(7,033,018)	(5,666,616)	(7,148,582)

Capital Share Transactions

Reinvestment of common dividends	459,252	499,535	679,024

Net Assets Applicable to Common Shares

Total decrease in net assets applicable to Common Shareholders	(9,899,545)	(9,556,626)	(5,834,791)
Beginning of period	106,595,581	116,152,207	121,986,998

End of period	$96,696,036	$106,595,581	$116,152,207

Undistributed net investment income	$1,763,915	$2,016,467	$2,639,891

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2009

	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)			BlackRock New York Municipal Income Trust (BNY)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$1,247,875	$882,236	$1,241,769	$13,527,849	$10,889,657	$14,157,520
Net realized gain (loss)	12,600	(55,630)	174,369	(2,083,976)	(1,592,525)	(532,770)
Net change in unrealized appreciation/depreciation	(776,965)	(1,113,273)	(959,807)	(12,836,387)	(13,359,690)	(8,294,012)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(183,809)	(201,030)	(332,059)	(1,818,574)	(2,666,298)	(3,596,912)
Net realized gain	(2,815)	(48,505)	(8,495)	—	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	296,886	(536,202)	115,777	(3,211,088)	(6,728,856)	1,733,826

Dividends and Distributions to Common Shareholders From

Net investment income	(942,306)	(771,183)	(1,114,664)	(11,605,688)	(8,970,500)	(11,399,449)
Net realized gain	(6,697)	(133,308)	(17,872)	—	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(949,003)	(904,491)	(1,132,536)	(11,605,688)	(8,970,500)	(11,399,449)

Capital Share Transactions

Reinvestment of common dividends	—	40,519	26,224	616,838	664,800	910,003

Net Assets Applicable to Common Shares

Total decrease in net assets applicable to Common Shareholders	(652,117)	(1,400,174)	(990,535)	(14,199,938)	(15,034,556)	(8,755,620)
Beginning of period	17,448,241	18,848,415	19,838,950	175,927,003	190,961,559	199,717,179

End of period	$16,796,124	$17,448,241	$18,848,415	$161,727,065	$175,927,003	$190,961,559

Undistributed net investment income	$177,886	$56,130	$146,107	$3,820,768	$3,705,423	$4,448,108

ANNUAL REPORT	JULY 31, 2009	45

Statement of Cash Flows	BlackRock California Municipal Income Trust (BFZ)

Year ended July 31, 2009

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations, excluding dividends to Preferred Shareholders	$(4,718,967)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	238,682
Decrease in income receivable — affiliated	26
Increase in prepaid expenses	(55,643)
Decrease in other assets	4,018
Increase in investment advisory fees payable	14,373
Decrease in other affiliates payable	(1,425)
Decrease in other accrued expenses payable	(27,960)
Decrease in Officer’s and Trustees’ fees payable	(4,426)
Decrease in interest expense and fees payable	(50,576)
Net realized and unrealized loss	20,411,990
Amortization of premium and discount on investments	(901,973)
Proceeds from sales of long-term investments	171,163,120
Purchases of long-term investments	(195,860,580)
Net proceeds from sales of short-term securities	28,825,340

Cash provided by operating activities	19,035,999

Cash Used for Financing Activities

Payments on redemption of Preferred Shares	(29,900,000)
Cash receipts from trust certificates	29,868,779
Cash payments for trust certificates	(4,534,490)
Cash dividends paid to Common Shareholders	(12,395,855)
Cash dividends paid to Preferred Shareholders	(1,930,868)
Decrease in bank overdraft	(76,742)

Cash used for financing activities	(18,969,176)

Cash

Net increase in cash	66,823
Cash at beginning of year	—

Cash at end of year	$66,823

Cash Flow Information

Cash paid during the year for interest	$556,171

Noncash Financing Activities

Capital shares issued in reinvestment of common dividends paid to shareholders	$113,246

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2009

Financial Highlights	BlackRock California Investment Quality Municipal Trust Inc. (RAA)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$12.90	$13.86	$14.51	$14.20	$14.43	$14.56

Net investment income	0.81 [1]	0.60 [1]	0.84	0.87	0.78	0.92
Net realized and unrealized gain (loss)	(0.66)	(0.95)	(0.58)	0.50	(0.03)	(0.09)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.13)	(0.18)	(0.24)	(0.21)	(0.13)	(0.06)
Net realized gain	—	—	(0.02)	—	—	—

Net increase (decrease) from investment operations	0.02	(0.53)	—	1.16	0.62	0.77

Dividends and distributions to Common Shareholders from:
Net investment income	(0.57)	(0.43)	(0.60)	(0.85)	(0.85)	(0.85)
Net realized gain	—	—	(0.05)	—	—	(0.05)

Total dividends and distributions to Common Shareholders	(0.57)	(0.43)	(0.65)	(0.85)	(0.85)	(0.90)

Net asset value, end of period	$12.35	$12.90	$13.86	$14.51	$14.20	$14.43

Market price, end of period	$11.20	$11.96	$12.57	$15.80	$15.75	$14.30

Total Investment Return[2]

Based on net asset value	1.28%	(3.68)%[3]	0.01%	7.87%	4.32%	5.77%

Based on market price	(0.93)%	(1.53)%[3]	(16.71)%	5.90%	16.76%	8.78%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[4]	1.60%	1.62%[5,6]	1.47%	1.50%	1.39%	1.40%

Total expenses after fees waived and before fees paid indirectly[4]	1.57%	1.59%[5,6]	1.46%	1.50%	1.39%	1.40%

Total expenses after fees waived and paid indirectly[4]	1.57%	1.59%[5,6]	1.39%	1.41%	1.35%	1.35%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,7]	1.51%	1.56%[5,6]	1.39%	1.41%	1.35%	1.35%

Net investment income[4]	6.82%	6.00%[5,6]	5.90%	6.11%	5.38%	6.37%

Dividends paid to Preferred Shareholders	1.08%	1.74%[5]	1.68%	1.50%	0.88%	0.42%

Net investment income to Common Shareholders	5.74%	4.26%[5,6]	4.22%	4.61%	4.50%	5.95%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$12,441	$12,994	$13,956	$14,615	$14,299	$14,529

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$5,925	$6,825	$7,500	$7,500	$7,500	$7,500

Portfolio turnover	68%	14%	38%	49%	20%	15%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$77,495	$72,598	$71,534	$73,731	$72,671	$73,433

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income available to Common Shareholders would have been 1.73%, 1.70%, 1.70%, 1.67%, 5.90% and 4.16%, respectively.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	47

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$13.98	$14.97	$15.74	$15.18	$14.77	$13.97

Net investment income	1.03 [1]	0.82 [1]	1.08	1.11	1.12	1.15
Net realized and unrealized gain (loss)	(1.35)	(0.90)	(0.64)	0.62	0.36	0.65
Dividends to Preferred Shareholders from net investment income	(0.12)	(0.22)	(0.30)	(0.26)	(0.16)	(0.09)

Net increase (decrease) from investment operations	(0.44)	(0.30)	0.14	1.47	1.32	1.71

Dividends to Common Shareholders from net investment income	(0.83)	(0.69)	(0.91)	(0.91)	(0.91)	(0.91)

Net asset value, end of period	$12.71	$13.98	$14.97	$15.74	$15.18	$14.77

Market price, end of period	$12.40	$13.99	$15.82	$17.12	$14.92	$13.65

Total Investment Return[2]

Based on net asset value	(2.36)%	(2.09)%[3]	0.77%	9.93%	9.47%	13.14%

Based on market price	(4.81)%	(7.29)%[3]	(2.09)%	21.65%	16.42%	10.58%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[4]	1.54%	1.25%[5]	1.21%	1.25%	1.25%	1.28%

Total expenses after fees waived and before fees paid indirectly[4]	1.35%	0.98%[5]	0.91%	0.87%	0.86%	0.88%

Total expenses after fees waived and paid indirectly[4]	1.35%	0.98%[5]	0.91%	0.87%	0.85%	0.87%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.08%	0.91%[5]	0.91%	0.87%	0.85%	0.87%

Net investment income[4]	8.27%	7.39%[5]	7.09%	7.26%	7.35%	7.96%

Dividends paid to Preferred Shareholders	1.00%	1.95%[5]	1.98%	1.71%	1.04%	0.59%

Net investment income to Common Shareholders	7.27%	5.44%[5]	5.11%	5.55%	6.31%	7.37%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$192,551	$211,671	$225,939	$236,573	$227,472	$221,371

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$71,000	$100,900	$131,950	$131,950	$131,950	$131,950

Portfolio turnover	58%	26%	26%	17%	28%	15%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$92,801	$77,457	$67,816	$69,836	$68,107	$66,945

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2009

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Year Ended July 31, 2009	Period January 1, 2008 to July 31, 2008

			Year Ended December 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$14.16	$14.72	$15.16	$14.90	$14.63	$14.50

Net investment income	0.96 [1]	0.58 [1]	0.99	0.98	0.98	0.99
Net realized and unrealized gain (loss)	(1.00)	(0.62)	(0.45)	0.23	0.31	0.14
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.15)	(0.16)	(0.31)	(0.29)	(0.20)	(0.10)
Net realized gain	—	—	(0.02)	—	(0.01)	—

Net increase (decrease) from investment operations	(0.19)	(0.20)	0.21	0.92	1.08	1.03

Dividends and distributions to Common Shareholders from:
Net investment income	(0.62)	(0.36)	(0.61)	(0.66)	(0.75)	(0.90)
Net realized gain	—	—	(0.04)	—	(0.06)	—

Total dividends and distributions to Common Shareholders	(0.62)	(0.36)	(0.65)	(0.66)	(0.81)	(0.90)

Net asset value, end of period	$13.35	$14.16	$14.72	$15.16	$14.90	$14.63

Market price, end of period	$12.31	$12.50	$12.93	$13.85	$13.35	$15.08

Total Investment Return[2]

Based on net asset value	(0.48)%	(1.12)%[3]	1.86%	6.73%	7.71%	7.19%

Based on market price	3.95%	(0.63)%[3]	(2.06)%	8.83%	(6.76)%	4.10%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[4]	1.29%	1.22%[5]	1.16%	1.20%	1.26%	1.25%

Total expenses after fees waived and before fees paid indirectly[4]	1.26%	1.22%[5]	1.16%	1.20%	1.26%	1.21%

Total expenses after fees waived and paid indirectly[4]	1.26%	1.22%[5]	1.16%	1.18%	1.24%	1.21%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.13%	1.17%[5]	1.16%	1.18%	1.24%	1.21%

Net investment income[4]	7.39%	6.74%[5]	6.63%	6.54%	6.57%	6.93%

Dividends to Preferred Shareholders	1.13%	1.92%[5]	2.07%	1.96%	1.32%	0.68%

Net investment income to Common Shareholders	6.26%	4.82%[5]	4.56%	4.58%	5.25%	6.25%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$74,256	$78,747	$81,896	$84,300	$82,875	$81,391

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$42,900	$42,900	$48,900	$48,900	$48,900	$48,900

Portfolio turnover	9%	6%	17%	—	—	9%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$68,275	$70,900	$66,872	$68,114	$67,379	$66,617

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	49

Financial Highlights	BlackRock Investment Quality Municipal Income Trust (RFA)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$12.31	$13.43	$14.24	$14.39	$15.02	$15.39

Net investment income	0.84 [1]	0.62 [1]	0.83	0.82	0.84	0.98
Net realized and unrealized gain (loss)	(1.32)	(1.14)	(0.69)	0.40	(0.35)	(0.18)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.12)	(0.20)	(0.26)	(0.21)	(0.15)	(0.07)
Net realized gain	—	—	(0.04)	(0.05)	(0.01)	(0.02)

Net increase (decrease) from investment operations	(0.60)	(0.72)	(0.16)	0.96	0.33	0.71

Dividends and distributions to Common Shareholders from:
Net investment income	(0.56)	(0.40)	(0.60)	(0.85)	(0.85)	(0.85)
Net realized gain	—	—	(0.05)	(0.26)	(0.11)	(0.23)

Total dividends and distributions to Common Shareholders	(0.56)	(0.40)	(0.65)	(1.11)	(0.96)	(1.08)

Net asset value, end of period	$11.15	$12.31	$13.43	$14.24	$14.39	$15.02

Market price, end of period	$10.08	$10.93	$11.86	$16.00	$14.85	$14.30

Total Investment Return[2]

Based on net asset value	(3.68)%	(5.03)%[3]	(1.02)%	6.46%	2.19%	5.00%

Based on market price	(1.93)%	(4.51)%[3]	(22.21)%	15.91%	10.76%	6.32%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[4]	1.72%	1.60%[5,6]	1.44%	1.43%	1.32%	1.31%

Total expenses after fees waived and before fees paid indirectly[4]	1.68%	1.58%[5,6]	1.43%	1.43%	1.32%	1.31%

Total expenses after fees waived and paid indirectly[4]	1.68%	1.58%[5,6]	1.39%	1.37%	1.29%	1.27%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,7]	1.56%	1.53%[5,6]	1.39%	1.37%	1.29%	1.27%

Net investment income[4]	7.79%	6.42%[5,6]	6.03%	5.80%	5.69%	6.48%

Dividends to Preferred Shareholders	1.10%	2.03%[5]	1.88%	1.49%	1.05%	0.46%

Net investment income to Common Shareholders	6.69%	4.39%[5,6]	4.15%	4.31%	4.64%	6.02%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$12,565	$13,871	$15,134	$16,054	$16,214	$16,929

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$4,575	$7,125	$8,500	$8,500	$8,500	$8,500

Portfolio turnover	88%	29%	40%	57%	15%	13%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$93,664	$73,687	$69,526	$72,229	$72,696	$74,795

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.71%, 1.68%, 1.68%, 1.63%, 6.31% and 4.28%, respectively.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2009

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$14.08	$15.05	$15.68	$15.48	$15.27	$14.68

Net investment income	1.01 [1]	0.80 [1]	1.07	1.11	1.11	1.12
Net realized and unrealized gain (loss)	(1.36)	(0.89)	(0.49)	0.26	0.17	0.45
Dividends to Preferred Shareholders from net investment income	(0.14)	(0.22)	(0.31)	(0.27)	(0.17)	(0.08)

Net increase (decrease) from investment operations	(0.49)	(0.31)	0.27	1.10	1.11	1.49

Dividends to Common Shareholders from net investment income	(0.88)	(0.66)	(0.90)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$12.71	$14.08	$15.05	$15.68	$15.48	$15.27

Market price, end of period	$12.49	$13.68	$15.10	$16.30	$15.25	$14.40

Total Investment Return[2]

Based on net asset value	(2.57)%	(2.04)%[3]	1.78%	7.34%	7.63%	11.02%

Based on market price	(1.46)%	(5.14)%[3]	(1.76)%	13.26%	12.44%	15.04%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[4]	1.47%	1.31%[5]	1.28%	1.30%	1.30%	1.32%

Total expenses after fees waived and before fees paid indirectly[4]	1.27%	1.06%[5]	0.97%	0.93%	0.91%	0.93%

Total expenses after fees waived and paid indirectly[4]	1.27%	1.06%[5]	0.96%	0.92%	0.90%	0.93%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.16%	1.02%[5]	0.96%	0.92%	0.90%	0.93%

Net investment income[4]	8.13%	7.26%[5]	7.02%	7.12%	7.16%	7.49%

Dividends paid to Preferred Shareholders	1.11%	1.96%[5]	2.04%	1.75%	1.11%	0.55%

Net investment income to Common Shareholders	7.02%	5.30%[5]	4.98%	5.37%	6.05%	6.94%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$85,050	$94,176	$100,564	$104,451	$102,944	$101,512

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$34,250	$49,550	$57,550	$57,550	$57,550	$57,550

Portfolio turnover	66%	13%	25%	20%	10%	10%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$87,082	$72,521	$68,688	$70,391	$69,729	$69,101

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	51

Financial Highlights	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$12.20	$13.57	$14.47	$14.48	$14.79	$14.90

Net investment income	0.86 [1]	0.66 [1]	0.91	0.85	0.87	0.97
Net realized and unrealized gain (loss)	(0.96)	(1.26)	(0.70)	0.34	(0.21)	(0.20)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.13)	(0.16)	(0.23)	(0.20)	(0.15)	(0.07)
Net realized gain	—	—	(0.02)	(0.03)	—	—

Net increase (decrease) from investment operations	(0.23)	(0.76)	(0.04)	0.96	0.51	0.70

Dividends and distributions to Common Shareholders from:
Net investment income	(0.64)	(0.61)	(0.82)	(0.84)	(0.82)	(0.81)
Net realized gain	—	—	(0.04)	(0.13)	—	—

Total dividends and distributions to Common Shareholders	(0.64)	(0.61)	(0.86)	(0.97)	(0.82)	(0.81)

Net asset value, end of period	$11.33	$12.20	$13.57	$14.47	$14.48	$14.79

Market price, end of period	$11.68	$11.96	$14.96	$15.95	$14.70	$15.00

Total Investment Return[2]

Based on net asset value	(1.09)%	(6.10)%[3]	(1.03)%	6.14%	3.43%	5.00%

Based on market price	4.01%	(16.50)%[3]	(1.02)%	15.25%	3.53%	7.14%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[4]	1.70%	1.88%[5,6]	1.48%	1.51%	1.37%	1.37%

Total expenses after fees waived and before fees paid indirectly[4]	1.67%	1.86%[5,6]	1.47%	1.51%	1.37%	1.37%

Total expenses after fees waived and paid indirectly[4]	1.67%	1.86%[5,6]	1.40%	1.41%	1.34%	1.34%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,7]	1.64%	1.84%[5,6]	1.40%	1.41%	1.34%	1.34%

Net investment income[4]	7.91%	6.97%[5,6]	6.49%	5.91%	5.89%	6.50%

Dividends paid to Preferred Shareholders	1.20%	1.89%[5]	1.67%	1.41%	1.00%	0.47%

Net investment income to Common Shareholders	6.71%	5.08%[5,6]	4.82%	4.50%	4.89%	6.03%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$11,474	$12,351	$13,694	$14,576	$14,581	$14,900

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$6,900	$7,075	$7,500	$7,500	$7,500	$7,500

Portfolio turnover	32%	18%	31%	27%	19%	12%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$66,576	$68,647	$70,649	$73,603	$73,612	$74,670

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 2.00%, 1.98%, 1.98%, 1.96%, 6.85% and 4.96%, respectively.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2009

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$14.15	$15.49	$16.35	$15.87	$15.38	$14.59

Net investment income	1.05 [1]	0.89 [1]	1.14	1.17	1.17	1.16
Net realized and unrealized gain (loss)	(1.38)	(1.24)	(0.74)	0.52	0.42	0.61
Dividends to Preferred Shareholders from net investment income	(0.11)	(0.24)	(0.30)	(0.26)	(0.18)	(0.08)

Net increase (decrease) from investment operations	(0.44)	(0.59)	0.10	1.43	1.41	1.69

Dividends to Common Shareholders from net investment income	(0.93)	(0.75)	(0.96)	(0.95)	(0.92)	(0.90)

Net asset value, end of period	$12.78	$14.15	$15.49	$16.35	$15.87	$15.38

Market price, end of period	$14.00	$15.09	$16.90	$18.40	$15.91	$14.45

Total Investment Return[2]

Based on net asset value	(2.62)%	(4.12)%[3]	0.17%	9.18%	9.60%	12.29%

Based on market price	0.04%	(6.28)%[3]	(2.89)%	22.56%	16.95%	9.63%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[4]	1.38%	1.28%[5]	1.24%	1.27%	1.28%	1.30%

Total expenses after fees waived and before fees paid indirectly[4]	1.17%	1.03%[5]	0.94%	0.91%	0.90%	0.91%

Total expenses after fees waived and paid indirectly[4]	1.17%	1.03%[5]	0.93%	0.89%	0.89%	0.91%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.14%	1.02%[5]	0.93%	0.89%	0.89%	0.91%

Net investment income[4]	8.49%	7.92%[5]	7.18%	7.31%	7.37%	7.74%

Dividends paid to Preferred Shareholders	1.22%	1.94%[5]	1.86%	1.63%	1.12%	0.56%

Net investment income to Common Shareholders	7.27%	5.98%[5]	5.32%	5.68%	6.25%	7.18%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$96,696	$106,596	$116,152	$121,987	$117,739	$114,019

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$59,100	$60,475	$63,800	$63,800	$63,800	$63,800

Portfolio turnover	29%	12%	23%	2%	6%	16%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$65,905	$69,083	$70,528	$72,812	$71,142	$69,682

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	53

Financial Highlights	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$13.30	$14.40	$15.18	$15.03	$15.35	$15.34

Net investment income	0.95 [1]	0.67 [1]	0.95	0.97	0.96	0.96
Net realized and unrealized gain (loss)	(0.61)	(0.89)	(0.61)	0.37	(0.26)	—
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.10)	(0.15)	(0.25)	(0.21)	(0.14)	(0.07)
Net realized gain	(0.00)[2]	(0.04)	(0.01)	(0.02)	—	—

Net increase (decrease) from investment operations	0.24	(0.41)	0.08	1.11	0.56	0.89

Dividends and distributions to Common Shareholders from:
Net investment income	(0.72)	(0.60)	(0.85)	(0.88)	(0.88)	(0.88)
Net realized gain	(0.01)	(0.09)	(0.01)	(0.08)	—	—

Total dividends and distributions to Common Shareholders	(0.73)	(0.69)	(0.86)	(0.96)	(0.88)	(0.88)

Net asset value, end of period	$12.81	$13.30	$14.40	$15.18	$15.03	$15.35

Market price, end of period	$12.61	$12.83	$15.39	$16.65	$14.75	$14.50

Total Investment Return[3]

Based on net asset value	2.71%	(2.98)%[4]	0.10%	7.32%	3.97%	6.48%

Based on market price	4.81%	(12.43)%[4]	(2.46)%	19.95%	8.01%	8.81%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[5]	1.42%	1.48%[6,7]	1.29%	1.33%	1.24%	1.24%

Total expenses after fees waived and before fees paid indirectly[5]	1.41%	1.47%[6,7]	1.29%	1.33%	1.24%	1.24%

Total expenses after fees waived and paid indirectly[5]	1.41%	1.47%[6,7]	1.24%	1.25%	1.20%	1.21%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,8]	1.41%	1.47%[6,7]	1.24%	1.25%	1.20%	1.21%

Net investment income[5]	7.72%	6.53%[6,7]	6.42%	6.48%	6.30%	6.29%

Dividends to Preferred Shareholders	1.14%	1.47%[6]	1.72%	1.42%	0.91%	0.46%

Net investment income to Common Shareholders	6.58%	5.06%[6,7]	4.70%	5.06%	5.39%	5.83%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$16,796	$17,448	$18,848	$19,839	$19,643	$20,066

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$9,725	$9,800	$9,800	$9,800	$9,800	$9,800

Portfolio turnover	24%	8%	37%	24%	10%	23%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$68,180	$69,521	$73,090	$75,614	$75,111	$76,195

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01).

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.56%, 1.55%, 1.55%, 1.55%, 6.46% and 4.99%, respectively.

[8]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2009

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$13.88	$15.11	$15.88	$15.44	$15.28	$14.76

Net investment income	1.06 [1]	0.86 [1]	1.11	1.13	1.14	1.14
Net realized and unrealized gain (loss)	(1.22)	(1.17)	(0.70)	0.47	0.09	0.36
Dividends to Preferred Shareholders from net investment income	(0.10)	(0.21)	(0.28)	(0.26)	(0.17)	(0.08)

Net increase (decrease) from investment operations	(0.26)	(0.52)	0.13	1.34	1.06	1.42

Dividends to Common Shareholders from net investment income	(0.91)	(0.71)	(0.90)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$12.71	$13.88	$15.11	$15.88	$15.44	$15.28

Market price, end of period	$13.95	$15.26	$15.55	$17.35	$15.19	$13.99

Total Investment Return[2]

Based on net asset value	(1.28)%	(3.71)%[3]	0.64%	8.91%	7.38%	10.46%

Based on market price	(1.44)%	2.87%[3]	(5.20)%	20.95%	15.38%	10.99%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[4]	1.43%	1.25%[5]	1.22%	1.25%	1.26%	1.27%

Total expenses after fees waived and before fees paid indirectly[4]	1.25%	1.00%[5]	0.92%	0.88%	0.87%	0.87%

Total expenses after fees waived and paid indirectly[4]	1.25%	1.00%[5]	0.92%	0.87%	0.86%	0.87%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.13%	0.97%[5]	0.92%	0.87%	0.86%	0.87%

Net investment income[4]	8.67%	7.79%[5]	7.23%	7.30%	7.35%	7.62%

Dividends paid to Preferred Shareholders	1.17%	1.91%[5]	1.84%	1.69%	1.08%	0.56%

Net investment income to Common Shareholders	7.50%	5.88%[5]	5.39%	5.61%	6.27%	7.06%

Supplemental Data

Net assets applicable to Common Shares, end of period (000)	$161,727	$175,927	$190,962	$199,717	$193,457	$191,274

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$94,500	$95,850	$109,750	$109,750	$109,750	$109,750

Portfolio turnover	18%	5%	23%	27%	24%	13%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$67,787	$70,892	$68,509	$70,502	$69,073	$68,575

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	55

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Investment Quality Municipal Trust Inc. (“California Investment Quality”), BlackRock New Jersey Investment Quality Municipal Trust Inc. (“New Jersey Investment Quality”) and BlackRock New York Investment Quality Municipal Trust Inc. (“New York Investment Quality”) are organized as Maryland corporations. BlackRock Investment Quality Municipal Income Trust (formerly BlackRock Florida Investment Quality Municipal Trust) (“Investment Quality”) was organized as a Massachusetts business trust. California Investment Quality, Investment Quality, New Jersey Investment Quality and New York Investment Quality are herein referred to as the Investment Quality Trusts. BlackRock California Municipal Income Trust (“California Income”), BlackRock Municipal Income Investment Trust (formerly BlackRock Florida Municipal Income Trust) (“Municipal Income Investment”), BlackRock New Jersey Municipal Income Trust (“New Jersey Income”), BlackRock New York Municipal Income Trust (“New York Income”) (collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“Florida 2020”) are organized as Delaware statutory trusts. The Investment Quality Trusts, Income Trusts and Florida 2020 are referred to herein collectively as the “Trusts.” The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Directors and the Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust’s Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Swap agreements are valued by utilizing quotes received daily by each Trust’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Financial futures contracts traded on exchanges are valued at their last price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Trust’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized gain of the commitment.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of the Trust (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trust’s Schedules of Investments and the proceeds from the issuance of the short term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying securities is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Trusts. The floating rate certificates have interest rates that generally reset weekly and their holders have the option

56	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

to tender certificates to the TOB for redemption at par at each reset date. At of July 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

California Investment Quality	$2,087,028	$1,232,883	0.24%	– 1.11%
California Income	$90,959,136	$56,378,777	0.22%	– 1.58%
Florida 2020	$8,917,860	$4,633,573	1.39%	– 1.58%
Investment Quality	$6,336,003	$3,524,110	0.22%	– 1.80%
Municipal Income Investment	$40,418,178	$22,228,764	0.22%	– 1.22%
New Jersey Investment Quality	$234,875	$159,917		0.41%
New Jersey Income	$1,996,436	$1,359,296		0.41%
New York Investment Quality	$112,458	$69,974		0.25%
New York Income	$22,150,799	$11,629,889	0.25%	– 1.29%

For the year ended July 31, 2009, the Trusts’ average trust certificates outstanding and the daily weighted average interest rate were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

California Investment Quality	$483,440	1.37%
California Income	$31,342,970	1.60%
Florida 2020	$5,077,636	1.78%
Investment Quality	$1,188,668	1.25%
Municipal Income Investment	$8,268,486	1.11%
New Jersey Investment Quality	$131,218	2.82%
New Jersey Income	$1,011,268	2.84%
New York Investment Quality	$6,292	0.57%
New York Income	$11,098,605	1.67%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short-term interest rates decline or remain relatively stable. Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ investment income and distributions to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset value per share.

Zero-Coupon Bonds: Each Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either receive collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and swaps) each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Trust amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Investment Quality Trusts’ and Income Trusts’ US federal tax returns remain open for the periods ended July 31, 2009 and 2008 and October 31, 2007 and 2006. The statutes of limitations on Florida 2020’s US federal tax returns remain open for the periods ended July 31, 2009 and 2008 and December 31, 2007 and 2006. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166,”Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Trusts’ statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trusts’ Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds

ANNUAL REPORT	JULY 31, 2009	57

Notes to Financial Statements (continued)

selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trusts may engage in various portfolio investment strategies both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The Trusts may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Trusts and their counterparties. The ISDA Master Agreement allows each Trust to offset with its counterparty each Trust’s certain derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Trusts are subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative instruments, as described below.

Financial Futures Contracts: The Trusts may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trusts agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade. Counterparty risk is also minimized by the daily margin variation.

Swaps: The Trusts may enter into swap agreements, in which a Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Forward interest rate swaps — The Trusts may enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, each Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The Trusts generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap. The Trusts’ maximum risk of loss due to counterparty default is the amount of the unrealized gain on the contract.

58	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

	The Effect of Derivative Instruments on the Statement of Operations Year Ended July 31, 2009*

		Net Realized Gain (Loss) From Derivatives Recognized in Income

	California Investment Quality	California Income	Investment Quality	New York Investment Quality	New York Income

Interest rate contracts:
Financial futures contracts	$5,894	$88,403	—	$2,987	$26,881
Forward interest rate swaps	—	—	$(46,216)	—	—

Net Change in Unrealized Appreciation on Derivatives Recognized in Income

Investment Quality

Interest rate contracts:
Forward interest rate swaps	$ 31,016

*	As of July 31, 2009, there were no financial futures contracts or forward interest rate swaps outstanding. During the year ended July 31, 2009, the Trusts’ had limited activity in these transactions.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Trusts under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”) the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.35% for the Investment Quality Trusts, 0.60% for the Income Trusts and 0.50% for Florida 2020 of each Trust’s average weekly net assets. Average weekly net assets is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager has voluntarily agreed to waive a portion of the investment advisory fee on the Income Trusts as a percentage of average daily net assets as follows: 0.10% through July 31, 2009 and 0.05% through July 31, 2010. For the year ended July 31, 2009, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

Fees Waived by Manager

California Income	$318,685
Municipal Income Investment	$140,216
New Jersey Income	$154,597
New York Income	$262,789

The Manager has agreed to waive its advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, which are included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2009, the amounts waived were as follows:

Fees Waived by Manager

California Investment Quality	$4,233
California Income	$53,490
Florida 2020	$24,898
Investment Quality	$4,629
Municipal Income Investment	$27,531
New Jersey Investment Quality	$2,951
New Jersey Income	$37,782
New York Investment Quality	$1,856
New York Income	$15,989

Each Investment Quality Trust has an Administration Agreement with the Manager. The administration fee to the Manager is computed weekly and payable monthly based on an annual rate of 0.10% of each respective Trust’s average weekly net assets for the Investment Quality Trusts.

ANNUAL REPORT	JULY 31, 2009	59

Notes to Financial Statements (continued)

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to each Trust, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

For the year ended July 31, 2009, certain Trusts reimbursed the Manager for certain accounting services in the following amounts, which are included in accounting services in the Statements of Operations:

Reimbursement

California Income	$5,874
Florida 2020	$2,295
Municipal Income Investment	$2,653
New Jersey Income	$3,004
New York Income	$5,017

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2009 were as follows:

	Purchases	Sales

California Investment Quality	$12,195,309	$12,761,936
California Income	$196,727,458	$171,181,495
Florida 2020	$10,621,714	$10,518,138
Investment Quality	$17,106,161	$16,975,599
Municipal Income Investment	$92,007,385	$87,874,263
New Jersey Investment Quality	$5,505,396	$6,334,077
New Jersey Income	$42,551,565	$55,811,932
New York Investment Quality	$6,222,096	$6,144,517
New York Income	$47,745,443	$45,557,350

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2009 attributable to amortization methods on fixed income securities and the tax classification of distributions received from a regulated investment company were reclassified to the following accounts:

	California Investment Quality	California Income	Florida 2020

Undistributed net investment income	$286	$(33,224)	$464
Accumulated net realized loss	$(286)	$33,224	$(464)

	Investment Quality	Municipal Income Investment	New Jersey Investment Quality

Undistributed net investment income	$(1,550)	$(6,530)	$(2,485)
Accumulated net realized loss	$1,550	$6,530	$2,485

	New Jersey Income	New York Investment Quality	New York Income

Undistributed net investment income	$(560)	$(4)	$11,758
Accumulated net realized loss	$560	$4	$(11,758)

The tax character of distributions paid during the periods ended July 31, 2009 and 2008 and October 31, 2007 (December 31, 2007 for Florida 2020) were as follows:

	California Investment Quality	California Income	Florida 2020

Tax-exempt income
2009	$701,717	$14,514,352	$4,272,509
2008	$609,571	$13,255,742	$2,898,556
2007	$843,196	$18,399,053	$5,124,598
Ordinary income
2008	—	$485,697	—
2007	—	—	$5,472
Long-term capital gains
2007	$68,629	—	$308,097

Total
2009	$701,717	$14,514,352	$4,272,509

2008	$609,571	$13,741,439	$2,898,556

2007	$911,825	$18,399,053	$5,438,167

60	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

	Investment Quality	Municipal Income Investment	New Jersey Investment Quality

Tax-exempt income
2009	$763,851	$6,810,822	$777,465
2008	$678,525	$5,850,358	$759,306
2007	$967,562	$8,128,970	$1,067,344
Ordinary income
2008	—	—	$39,919
Long-term capital gains
2007	$96,447	—	$55,732

Total
2009	$763,851	$6,810,822	$777,465

2008	$678,525	$5,850,358	$799,225

2007	$1,064,009	$8,128,970	$1,123,076

	New Jersey Income	New York Investment Quality	New York Income

Tax-exempt income
2009	$8,174,670	$1,125,603	$13,424,262
2008	$6,885,946	$972,213	$11,129,098
2007	$9,372,085	$1,446,723	$14,996,361
Ordinary income
2009	—	$516	—
2008	$417,360	$14,189	$507,700
Long-term capital gains
2009	—	$9,508	—
2008	—	$167,624	—
2007	—	$26,367	—

Total
2009	$8,174,670	$1,135,627	$13,424,262

2008	$7,303,306	$1,154,026	$11,636,798

2007	$9,372,085	$1,473,090	$14,996,361

As of July 31, 2009, the tax components of accumulated net losses were as follows:

	California Investment Quality	California Income	Florida 2020

Undistributed tax-exempt income	$104,564	$2,903,071	$1,793,810
Undistributed ordinary income	5,017	—	—
Undistributed long-term net capital gains or capital loss carryforwards	(71,669)	(3,128,061)	(567,168)
Net unrealized losses*	(1,000,797)	(22,353,187)	(5,861,993)

Total accumulated net losses	$(962,885)	$(22,578,177)	$(4,635,351)

	Investment Quality	Municipal Income Investment	New Jersey Investment Quality

Undistributed tax-exempt income	$205,404	$675,657	$185,935
Undistributed ordinary income	—	—	—
Undistributed long-term net capital gains or capital loss carryforwards	(826,258)	(1,811,388)	(223,484)
Net unrealized losses*	(1,826,159)	(8,733,335)	(1,656,107)

Total accumulated net losses	$(2,447,013)	$(9,869,066)	$(1,693,656)

	New Jersey Income	New York Investment Quality	New York Income

Undistributed tax-exempt income	$1,088,600	$181,045	$3,051,801
Undistributed ordinary income	—	—	—
Undistributed long-term net capital gains or capital loss carryforwards	(612,079)	—	(3,256,290)
Net unrealized losses*	(11,340,824)	(1,116,452)	(18,790,893)

Total accumulated net losses	$(10,864,303)	$(935,407)	$(18,995,382)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the difference between the book and tax treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

As of July 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	California Investment Quality	California Income	Florida 2020

2012	—	$1,807,297	—
2014	—	1,320,764	—
2015	—	—	—
2016	$71,669	—	$28,100
2017	—	—	539,068

Total	$71,669	$3,128,061	$567,168

ANNUAL REPORT	JULY 31, 2009	61

Notes to Financial Statements (continued)

Expires	Investment Quality	Municipal Income Investment	New Jersey Investment Quality

2012	—	$518,297	—
2014	—	—	—
2015	$137,267	426,674	—
2016	389,530	866,417	$223,484
2017	299,461	—	—

Total	$826,258	$1,811,388	$223,484

Expires	New Jersey Income	New York Income

2012	$3,833	$151,220
2014	—	—
2015	592,744	—
2016	15,502	505,354
2017	—	2,599,716

Total	$612,079	$3,256,290

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentration in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may default. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities.

7. Capital Share Transactions:

Each Investment Quality Trust is authorized to issue 200 million shares, including Preferred Shares, par value $0.01 per share, all of which were initially classified as Common Shares. There are an unlimited number of $0.001 par value common shares authorized for the Income Trusts and Florida 2020. Each Trust’s Board is authorized, however, to reclassify any unissued shares of shares without approval of Common Shareholders. At July 31, 2009 the Common Shares owned by affiliates of the Manager for Florida 2020 was 8,028 shares.

Common Shares

During the year ended July 31, 2009, the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007 the shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

California Investment Quality	—	73	—
California Income	8,447	46,329	61,958
Municipal Income Investment	887	8,026	16,959
New Jersey Investment Quality	562	3,040	1,972
New Jersey Income	36,407	31,657	39,482
New York Investment Quality	—	2,856	1,724
New York Income	48,952	44,125	56,191

Shares issued and outstanding for Florida 2020 and Investment Quality remained constant for the year ended July 31, 2009, the period ended July 31, 2008 and the year ended December 31, 2007 (October 31, 2007 for Investment Quality).

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated but unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statement of Preferences or Articles Supplementary, as applicable (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust that has issued Preferred Shares may affect repurchases of such shares at prices below its liquidation preferences as agreed upon by the Trust and seller. Each Trust also may redeem its respective Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to affect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

62	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of July 31, 2009:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

California Investment Quality	W7	237	0.58%	7
California Income	T7	1,420	0.58%	7
	R7	1,420	0.58%	7
Florida 2020	F7	1,716	0.52%	7
Investment Quality	R7	183	0.58%	7
Municipal Income Investment	T7	1,370	0.58%	7
New Jersey Investment Quality	T7	276	0.58%	7
New Jersey Income	R7	2,364	0.58%	7
New York Investment Quality	F7	389	0.52%	7
New York Income	W7	1,890	0.58%	7
	F7	1,890	0.52%	7

Dividends on 7-day Preferred Shares are cumulative at a rate, which is reset every 7 days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the affected Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended July 31, 2009 were as follows:

	Series	Low	High	Average

California Investment Quality	W7	0.38%	12.57%	1.89%
California Income	T7	0.40%	11.35%	1.88%
	R7	0.35%	12.26%	1.84%
Florida 2020	F7	0.35%	11.73%	1.87%
Investment Quality	R7	0.35%	12.26%	1.89%
Municipal Income Investment	T7	0.40%	11.35%	1.89%
New Jersey Investment Quality	T7	0.40%	11.35%	1.83%
New Jersey Income	R7	0.35%	12.26%	1.88%
New York Investment Quality	F7	0.35%	11.73%	1.87%
New York Income	W7	0.38%	12.57%	1.89%
	F7	0.35%	11.73%	1.86%

Since February 13, 2008, the Preferred Shares of each Trust failed to clear any of their auctions. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate that ranged from 0.35% to 12.57%. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of the Preferred Shares. A failed auction occurs when there are more sellers of a trust’s auction rate Preferred Shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Trust’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

A Trust may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Trusts paid commissions to certain broker dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. As of December 22, 2008, commissions paid to broker-dealers on preferred shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. The Trusts will pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Merrill Lynch, Pierce, Fenner & Smith, Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions for the period August 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) as follows:

California Income	$48,261
Municipal Income Investment	$36,726
New Jersey Income	$18,367
New York Income	$61,654

During the year ended July 31, 2009, certain Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

California Investment Quality	W7	7/09/09	36	$900,000
California Income	R7	7/10/09	598	$14,950,000
	T7	7/08/09	598	$14,950,000
Investment Quality	R7	7/10/09	102	$2,550,000
Municipal Income Investment	T7	7/08/09	612	$15,300,000
New Jersey Investment Quality	T7	7/08/09	7	$175,000
New Jersey Income	R7	7/10/09	55	$1,375,000
New York Investment Quality	F7	7/13/09	3	$75,000
New York Income	F7	7/13/09	27	$675,000
	W7	7/09/09	27	$675,000

ANNUAL REPORT	JULY 31, 2009	63

Notes to Financial Statements (concluded)

During the year ended July 31, 2008, certain Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

California Investment Quality	W7	6/26/08	27	$675,000
California Income	R7	6/27/08	621	$15,525,000
	T7	6/25/08	621	$15,525,000
Florida 2020	F7	6/30/08	240	$6,000,000
Investment Quality	R7	6/27/08	55	$1,375,000
Municipal Income Investment	T7	6/25/08	320	$8,000,000
New Jersey Investment Quality	T7	6/25/08	17	$425,000
New Jersey Income	R7	6/27/08	133	$3,325,000
New York Income	F7	6/30/08	278	$6,950,000
	W7	6/26/08	278	$6,950,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

Shares issued and outstanding remained constant for Florida 2020 during the year ended July 31, 2009, for New York Investment Quality for the period ended July 31, 2008 and for all Trusts during the year ended October 31, 2007 (December 31, 2007 for Florida 2020).

8. Plan of Reorganization:

On May 28, 2009, the Board of each of California Investment Quality and California Income approved an agreement and plan of reorganization for each of California Investment Quality and California Income, expected to be concluded in the fourth quarter of 2009, subject to shareholder approval and certain other conditions, whereby each of California Investment Quality, BlackRock California Municipal Income Trust II (BCL), BlackRock California Insured Municipal Income Trust (BCK) and BlackRock California Municipal Bond Trust (BZA) (each, a “Target Fund”) will merge with and into a new wholly owned subsidiary of California Income (each, a “Reorganization”). The outstanding Common Shares and Preferred Shares held by each Target Fund’s shareholders will be exchanged for Common Shares or Preferred Shares of California Income, respectively, pursuant to each Reorganization.

9. Subsequent Events:

Each Trust paid a net investment income dividend on September 1, 2009 to Common Shareholders of record on August 14, 2009 as follows:

Common Dividend Per Share

California Investment Quality	$0.051500
California Income	$0.075700
Florida 2020	$0.056000
Investment Quality	$0.057000
Municipal Income Investment	$0.075375
New Jersey Investment Quality	$0.061400
New Jersey Income	$0.077600
New York Investment Quality	$0.068200
New York Income	$0.080000

The dividends declared on Preferred Shares for the period August 1, 2009 to August 31, 2009 were as follows:

	Series	Dividends Declared

California Investment Quality	W7	$2,505
California Income	T7	$14,839
	R7	$14,214
Florida 2020	F7	$17,736
Investment Quality	R7	$1,858
Municipal Income Investment	T7	$17,824
New Jersey Investment Quality	T7	$2,943
New Jersey Income	R7	$23,997
New York Investment Quality	F7	$4,022
New York Income	W7	$19,973
	F7	$19,534

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through September 28, 2009, the date the financial statements were issued.

64	ANNUAL REPORT	JULY 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock California Investment Quality Municipal Trust Inc.,
BlackRock California Municipal Income Trust,
BlackRock Florida Municipal 2020 Term Trust,
BlackRock Investment Quality Municipal Income Trust,
BlackRock Municipal Income Investment Trust,
BlackRock New Jersey Investment Quality Municipal Trust Inc.,
BlackRock New Jersey Municipal Income Trust,
BlackRock New York Investment Quality Municipal Trust Inc., and BlackRock New York Municipal Income Trust (collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Investment Quality Municipal Trust Inc., BlackRock California Municipal Income Trust, BlackRock Investment Quality Municipal Income Trust (formerly BlackRock Florida Investment Quality Municipal Trust), BlackRock Municipal Income Investment Trust (formerly BlackRock Florida Municipal Income Trust), BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc., and BlackRock New York Municipal Income Trust as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period November 1, 2007 to July 31, 2008, and for the year ended October 31, 2007, the financial highlights for the respective periods presented, and the statement of cash flows for BlackRock California Municipal Income Trust for the year then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Florida Municipal 2020 Term Trust as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period January 1, 2008 to July 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the respective periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock California Investment Quality Municipal Trust Inc., BlackRock California Municipal Income Trust, BlackRock Investment Quality Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc., and BlackRock New York Municipal Income Trust as of July 31, 2009, the results of their operations for the year then ended, the statements of changes in net assets for the year then ended, for the period November 1, 2007 to July 31, 2008, and for the year ended October 31, 2007, the financial highlights for the respective periods presented, and the statement of cash flows for BlackRock California Municipal Income Trust for the year then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Florida Municipal 2020 Term Trust as of July 31, 2009, the results of its operations for the year then ended, the statements of changes in net assets for the year then ended, for the period January 1, 2008 to July 31, 2008, and for the year ended December 31, 2007, and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 28, 2009

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BlackRock New York Investment Quality Municipal Trust Inc. during the taxable year ended July 31, 2009.

	Record Date	Payable Date	Long-Term Capital Gains

Common Shares	12/15/08	12/31/08	$0.005106
Preferred Shares — Series F7	12/12/08	12/15/08	$7.180000

All of the net investment income distributions paid by BlackRock California Investment Quality Municipal Trust Inc., BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Investment Quality Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc. and BlackRock New York Municipal Income Trust during the taxable year ended July 31, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	JULY 31, 2009	65

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or the Board of Trustees, as the case may be (each, a “Board” and, collectively, the Boards, the members of which are referred to as “Board Members”) of each of BlackRock California Investment Quality Municipal Trust, Inc. (“RAA”), BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Investment Quality Municipal Income Trust (“RFA”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Investment Quality Municipal Trust, Inc. (“RNJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Investment Quality Municipal Trust, Inc. (“RNY”), BlackRock New York Municipal Income Trust (“BNY” and, together with RAA, BFZ, BFO, RFA, BBF, RNJ, BNJ and RNY, each a “Fund” and, collectively, the “Funds”) met on April 14, 2009 and May 28 – 29, 2009 to consider the approval of its respective Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between its respective Fund, the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with respect to its respective Fund.

Activities and Composition of the Boards

Each Board consists of twelve individuals, ten of whom are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members of each Fund are responsible for the oversight of the operations of such Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, each Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to its respective Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their committees, considers at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory fees, administration fees with respect to RNJ, RAA, RFA and RNY, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) the Funds’ operating expenses; (d) the resources devoted to, and compliance reports relating to, the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements. Each Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock, as applicable (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

At an in-person meeting held on May 28 – 29, 2009, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and such Fund and the Sub-Advisory Agreement between such Fund, the Manager and the Sub-Advisor, each for a one-year term ending June 30, 2010. The Boards considered all factors they believed relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the

66	ANNUAL REPORT	JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

services provided by BlackRock; (b) the investment performance of the Funds and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Funds; (d) economies of scale; and (e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with such Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including its Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Fund. Throughout the year, each Board compared its respective Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its respective Fund’s portfolio management team discussing such Fund’s performance and such Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respective Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed a general description of BlackRock’s compensation structure with respect to its respective Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respective Fund. BlackRock and its affiliates provide the Funds with certain administrative and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including its Independent Board Members, also reviewed and considered the performance history of its respective Fund. In preparation for the April 14, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of its respective Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in such Fund’s applicable Lipper category and customized peer group selected by BlackRock, as applicable. Each Board was provided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Fund throughout the year.

The Board of RAA noted that RAA performed below the median of its customized Lipper peer group composite in the one-, three- and five-year periods reported. The Board of RAA and BlackRock reviewed the reasons for RAA’s underperformance during these periods compared with its Peers. The Board of RAA was informed that, among other things, although RAA’s non-competitive yield distribution continues to hinder performance, progress has been made with respect to RAA’s duration management and credit selection components.

The Board of BFO noted that BFO performed below the median of its Lipper performance universe composite in the one- and three-year periods reported and BFO performed above the median of its Lipper performance universe composite in the five-year period reported. The Board of BFO and BlackRock reviewed the reasons for BFO’s underperformance during these periods compared with its Peers. The Board of BFO was informed that, among other things, performance was heavily influenced by BFO’s sector allocation with volatile market movement last year.

The Board of RFA noted that RFA performed below the median of its customized Lipper peer group composite in the one-, three- and five-year periods reported. The Board of RFA and BlackRock reviewed the reasons for RFA’s underperformance during these periods compared with its Peers. The Board of RFA was informed that, among other things, overweight positions in the hospital and housing sectors and poor performance of some insured and AMT bonds held by RFA negatively impacted RFA’s performance.

The Board of RNJ noted that RNJ performed below the median of its Lipper performance universe composite in the three- and five-year periods reported and RNJ performed above the median of its Lipper performance universe

ANNUAL REPORT	JULY 31, 2009	67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

composite in the one-year period reported. The Board of RNJ and BlackRock reviewed the reasons for RNJ’s underperformance during these periods compared with its Peers. The Board of RNJ was informed that, among other things, RNJ’s overweight positions in the hospital and housing sectors and poor performance of some insured and AMT bonds held by RNJ negatively impacted RNJ’s performance.

For RAA, BFO, RFA and RNJ, the Board of each respective Fund and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve each such Fund’s performance.

The Boards of BFZ, BBF, RNY and BNY noted that, in general, BFZ, BBF, RNY and BNY performed better than their respective Peers in that the performance of each of BFZ, BBF, RNY and BNY were at or above the median of their respective customized Lipper peer group composite in each of the one-, three- and five-year periods reported.

The Board of BNJ noted that, in general, BNJ performed better than its Peers in that BNJ’s performance was at or above the median of its Lipper performance universe composite in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including its Independent Board Members, reviewed its respective Fund’s contractual advisory fee rates compared with the other funds in its respective Lipper category. Each Board also compared its respective Fund’s total expenses, as well as actual management fees, to those of other comparable funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third-party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its respective Fund paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by such Fund’s Peers.

D. Economies of Scale: Each Board, including its Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its respective Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable such Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such Fund. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

E. Other Factors: The Boards also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from their relationship with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative and distribution services. The Boards also noted that BlackRock may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

68	ANNUAL REPORT	JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock, which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respective Fund and the Manager for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between such Fund, the Manager and Sub-Advisor for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Fund and its shareholders. In arriving at a decision to approve the Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflects the results of several years of review by such Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2009	69

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

At present, after Florida 2020 declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participant’s account, by the purchase of outstanding shares on the open market, on the Trust’s primary exchange or elsewhere (“open market purchases”).

After the Investment Quality Trusts and Income Trusts declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan, however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

70	ANNUAL REPORT	JULY 31, 2009

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				104 Funds 101 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005.

				104 Funds 101 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Member of the Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				104 Funds 101 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Trustee and Member of the Audit Committee	Since 1988	Consultant/Investor since 1988.	104 Funds 101 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Trustee and Member of the Audit Committee	Since 1988

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				104 Funds 101 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.

				104 Funds 101 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	104 Funds 101 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	104 Funds 101 Portfolios	BlackRock Kelso Capital Corp.

ANNUAL REPORT	JULY 31, 2009	71

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				104 Funds 101 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				104 Funds 101 Portfolios	None

	[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows trustees as joining the Trusts’ board in 2007, each trustee first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				173 Funds 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

				173 Funds 283 Portfolios.	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

72	ANNUAL REPORT	JULY 31, 2009

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003

Managing Director of BlackRock, Inc. since 2000; Vice President of BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM- advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1] Officers of the Trusts serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809

Custodian State Street Bank and Trust Company Boston, MA 02101

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10022

Transfer Agent Common Shares: Computershare Trust Company, N.A. Providence, RI 02940

Auction Agent: BNY Mellon Shareowner Services[2] Jersey City, NJ 07310 Deutsche Bank Trust Company Americas[3] New York, NY 10005

Accounting Agent State Street Bank and Trust Company Princeton, NJ 08540

Independent Registered Public Accounting Firm Deloitte & Touche LLP Princeton, NJ 08540

Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Address of the Trusts BlackRock Closed-End Funds c/o BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809

[2] For the Income Trusts and Florida Municipal 2020 Term Trust
[3] For the Investment Quality Trusts

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Trusts retired. The Trusts’ Boards of Trustees wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Trusts, and Brendan Kyne became Vice President of the Trusts.

ANNUAL REPORT	JULY 31, 2009	73

Additional Information

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in Board Approvals on page 75, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Section 19 Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trusts will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

California Investment Quality	$0.568000	—	—	$0.568000	100%	0%	0%	100%
New York Investment Quality	$0.718400	$0.005106	—	$0.723506	99%	1%	0%	100%

Fund Certification

Certain Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

74	ANNUAL REPORT	JULY 31, 2009

Additional Information (concluded)

Board Approvals

On September 12, 2008, the Board of Trustees of BlackRock Florida Investment Quality Municipal Trust and BlackRock Florida Municipal Income Trust voted unanimously to change a non-fundamental investment policy of the Trusts, and to rename the Trusts “BlackRock Investment Quality Municipal Income Trust” and “BlackRock Municipal Income Investment Trust,” respectively. The Trusts’ previous non-fundamental investment policy required BlackRock Florida Investment Quality Municipal Trust to invest at least 80% of its assets, and BlackRock Florida Municipal Income Trust to invest at least 80% of its total assets, in Florida municipal bonds rated investment grade at the time of investment. Due to the repeal of the Florida Intangible Personal Property Tax as of January 2007, the Board has approved an amended policy allowing the Trusts flexibility to invest in municipal obligations regardless of geographic location. The Trusts’ new investment policy, under normal market conditions, is to invest at least 80% of their assets or total assets, as the case may be, in municipal bonds rated investment grade at the time of investment. The approved changes will not alter the Trusts’ investment objectives.

Under current market conditions, the Manager anticipates that it will gradually reposition the Trusts’ portfolios over time and that during such period the Trusts may continue to hold a substantial portion of its assets in Florida municipal bonds. At this time, it is uncertain how long the repositioning may take, and the Trusts will continue to be subject to risks associated with investing a substantial portion of its assets in Florida municipal bonds until the repositioning is complete.

The Manager and the Board believe the amended policy will allow the Manager to better manage the Trusts’ portfolios in the best interests of the Trusts’ shareholders and to better meet the Trusts’ investment objectives.

Effective September 12, 2008, following approval by the Trusts’ Board, the Board ratified the amendment of the terms of the Trusts’ Preferred Shares in order to allow the Trusts to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Trusts’ Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Trusts’ permissible ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody’s Discount Factor and S&P Discount Factor, as applicable, to integrate the Trusts’ investments in TOBs into applicable calculations.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2009	75

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

#CEF-SAR-BK9-07/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock New York Investment Quality Municipal Trust, Inc.	$17,000	$16,300	$3,500	$3,500	$6,100	$6,100	1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock New York Investment Quality Municipal Trust, Inc.	$418,128	$415,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio

Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2009.

(a)(1)

The registrant (or “Fund”) is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006, 2006 and 2006, respectively.

Portfolio Manager	Biography

Timothy Browse	Director of BlackRock, Inc. since 2008; Vice President of BlackRock, Inc. from 2006 to 2007; Vice President of Merrill Lynch Investment Management, L.P. (“MLIM”) from 2004 to 2006.

Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Walter O’Connor	76	0	0	0	0	0
	$17.9 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	76	0	0	0	0	0
	$17.9 Billion	$0	$0	$0	$0	$0
Timothy Browse	14	0	0	0	0	0
	$3.38 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of July 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. O’Connor and Jaeckel have each received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor, Jaeckel and Browse have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – July 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned

Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Timothy Browse	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Investment Quality Municipal Trust, Inc.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock New York Investment Quality Municipal Trust, Inc.

Date: September 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock New York Investment Quality Municipal Trust, Inc.

Date: September 22, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Investment Quality Municipal Trust, Inc.

Date: September 22, 2009